Exhibit 10.144

Certain confidential information in this Exhibit 10.144 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

Contrat de Bail Commercial entre GEMFI et INTER PARFUMS

Exhibit 10.144 Certain confidential information in this Exhibit 10.144 was omitted and filed separately with the Securities and Exchange Commission (“SEC”) with a request for confidential treatment by Inter Parfums, Inc.

TABLE DES MATIERES

CONTRAT DE BAIL COMMERCIAL

ENTRE :

La société dénommée « GEMFI »
société à responsabilité limitée au capital de 150.000 euros dont le siège social est sis 28 bis, rue Barbès - 92120 Montrouge immatriculée au Registre du Commerce et des Sociétés de Nanterre
sous le numéro B 339 753 72

Représentée par Monsieur Serge SAINT-GENES, gérant,

Ci-après dénommée « LE BAILLEUR »

D'UNE PART

ET :

La société dénommée « INTER PARFUMS »
Société anonyme de droit français au capital de 49.115.931 euros dont le siège social est 4 Rond-Point des Champs-Elysées à 75008 PARIS, immatriculée au registre du commerce et des sociétés de PARIS sous le numéro B 350 219 382,

Représentée par Mr Philippe BENACIN, Président, dûment habilité

Ci-après dénommée « LE PRENEUR »

D'AUTRE PART

Le Bailleur et le Preneur sont ci-après dénommés individuellement une « Partie » et collectivement les « Parties ».

3

ETANT PREALABLEMENT EXPOSE QUE :

(A)	Désignation de l'Immeuble

(a)
Désignation du terrain d'assiette situé à Criquebeuf sur Seine (27340), parc d'activités "Le Bosc Hetrel" et cadastré section ZD numéro 251, 252, 254, 256, 258, 260, 262, 264, 266, 268, 56, 57, 58, 59, 62, 63, 64, 65, 133, 135, 136, 137, 194, 270 d'une superficie de [———-][1]

(b)	Désignation du Bâtiment

Le Bâtiment représentera
1/ Dans une première phase, une superficie de 31.006,16 m² SHON comprenant :
- Entrepôt : 30.147,51 m² SHON comprenant 5 cellules et les locaux techniques,
- Bureaux et Locaux sociaux : 858,65 m² SHON,
- Emplacements de stationnement de véhicules légers : 164
La date de livraison de cette phase est fixée au 15 avril 2011

2 / Dans une seconde phase :
La superficie louée sera étendue d’une ou deux nouvelles cellules de [———-]2 à usage d’entrepôt de produits de mêmes catégories que celles de la première tranche. L’option de cette extension est conférée au PRENEUR pour une durée expirant le 30 avril 2012.
En cas d’exercice de l’option par le PRENEUR, ladite extension devant être livrée au plus tard le 30 avril 2013.
La superficie louée sera étendue à une extension de une OU deux nouvelles cellules à usage d’entrepôt de [6.000 m²]3 environ.

le tout conformément aux plans et descriptifs ci-après annexés en Annexe 1 et 2.

(B)	Autorisations administratives

Dans le cadre de la construction de l'Immeuble, il a été demandé les autorisations administratives suivantes:

(a)	Autorisation/déclaration au titre de la réglementation sur les installations classées

(i)
Demande d'autorisation d'exploiter en date du 4 juillet 2008 complétée par un envoi en date du 16 juillet 2009  et d’un nouveau dépôt en date du 30 avril 2010 en vue de créer et d'exploiter un entrepôt permettant l’entreposage des produits de la nomenclature des installations classées selon la typologie et les quantités figurant dans le tableau ci après.

Cellules de stockage. La zone d’entreposage sera divisée en huit lots.

	Cells 1510/2662/2663	Cells 1412/1432	Loading Area
LOT 1	[————————————-		—————————
LOT 2	————————————-		————————-
LOT 3	————————————-		————————-
LOT 4	————————————-		————————-
LOT 5	————————————-		————————-
LOT 6 7 8	————————————-	————————————-	————————-
TOTAL	————————————-	————————————-	————————-][4]
Les dites cellules devant permettre l’entreposage de produits correspondant aux rubriques de la nomenclature des installations classées pour les dénominations et quantités figurant dans le tableau ci après.

1 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.1.

2 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.2.

3 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.3.

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.4.

Page 4 sur 46

Rubrique	Désignation de l’activité	Capacité de l’installation	Régime
1412-2-a	Stockage en réservoirs manufacturés de gaz inflammables liquéfiés (aérosols), la quantité totale susceptible d’être présente étant supérieure ou égale à 50 tonnes	[———————	Autorisation
1432-2-a	Stockage en réservoirs manufacturés de liquides inflammables, la capacité équivalente étant supérieure à 100 m 3	———————	Autorisation
1510-1	Entrepôt couvert (stockage de produits en quantité supérieure à 500 t) d’un volume supérieur ou égal à 50 000 m3.	———————	Autorisation
1530	Dépôt de bois, papier, carton ou matériaux combustibles analogues, la quantité stockée étant supérieure à 20 000 m3	———————	Autorisation
2662	Stockage de polymères (matières plastiques, caoutchouc, élastomères, résines et adhésifs synthétiques), le volume susceptible d’être stocké étant supérieur à 1 000 m3	———————	Autorisation
2663-1
Pneumatiques et produits dont
50 % au moins de la masse totale unitaire est composée de polymères (stockage de) :
1.   A l’état alvéolaire ou expansé tels que mousse de latex, de
Polyuréthane, de polystyrène,
etc…

		———————	Autorisation
2663-2
Pneumatiques et produits dont
50 %  au moins de la masse totale unitaire est composée de polymères (stockage de ) :
2.   Dans les autres cas et pour les pneumatiques, le volume susceptible d’être stocké étant supérieur à 10 000 m3
		———————	Autorisation
2910-A-2	Installation de combustion qui consomme exclusivement du gaz naturel	———————	Non soumis
2925	Atelier de charge d’accumulateur dont la puissance maximale de courant continu est supérieure à 50 KW.	———][5]	Déclaration

Au terme du dépôt complémentaire en date du 30 avril 2010 il a été apporté des modifications à la requête initiale en vue d’adapter l’autorisation requise au mode d’exploitation du Preneur.

Savoir en l’intégration de la faculté d’entreposer les produits inflammables sur l’intégralité de la superficie des cellules pour autant que la hauteur n’excède pas 5m, que les dits produits inflammables soient contenus dans des flacons en verre d’une contenance n’excédant pas  100 ml et pour une quantité globale inférieure à 190 litres par palettes conformément à l’avis du CNPP du 18 Décembre 2009.

5 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.5.

Page 5 sur 46

(b)	Permis de construire

(i)	Demande de permis de construire en date du 18 juillet 2008 visant la construction sur les parcelles constituant le terrain d’assiette un bâtiment de [———-][6] SHON

(ii)
Arrêté de permis de construire délivré le 2 décembre 2008 sous numéro 027 188 08 A0022 et autorisant la construction dudit bâtiment, définitif en l’absence de recours des tiers et de retrait par l’autorité administrative, ci-après annexé en Annexe 4.

Ledit permis de construire a été affiché sur le terrain ainsi qu’il a été constaté par un procès verbal dressé par Me  THIERRY Huissier à Louviers le15 Décembre 2008.

(C)	Il est rappelé qu'avant la date de signature du présent Bail, le Bailleur a remis au Preneur les documents suivants :

- copie du dossier de demande de permis de construire et ses annexes,

- copie de l'arrêté de permis de construire

- copie du dossier de demande d’autorisation d’exploiter actualisé.

Le Preneur déclare avoir une parfaite connaissance des éléments et informations contenus dans les documents susvisés dont il déclare se satisfaire.

IL A ETE DECLARE ET CONVENU CE QUI SUIT :

1.	DEFINITIONS-INTERPRETATIONS

1.1	Teneur des Définitions

Les termes et expressions énoncés ci-après auront dans le corps de ce Contrat et de ses annexes les significations suivantes :

"Annexe(s)" signifie le ou les annexes au présent Contrat.

"Architecte de l'Immeuble" signifie l'architecte désigné par le Bailleur pour surveiller l'état de l'Immeuble et les travaux de quelque nature que ce soit pouvant être effectués dans l'Immeuble.

"Autorisation d'Exploiter" signifie l'autorisation qui sera délivrée par la Préfecture conformément à la demande dont une copie a déjà été remise au Preneur et celle résultant de la demande complémentaire figurant en Annexe 3.

"Bail" signifie le bail commercial soumis aux articles L. 145-1 à L. 145-60 et R.145-1 à R.145-33 du Code de commerce (ainsi qu'aux dispositions non abrogées du Décret n° 53-960 du 30 septembre 1953), objet du présent Contrat, ainsi que tous avenants de celui-ci.

"Bail Commercial" signifie un bail commercial soumis aux articles L. 145-1 à L. 145-60 et R.145-1 à R.145-33 du Code de commerce (ainsi qu'aux dispositions non abrogées du Décret n° 53-960 du 30 septembre 1953).

6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.6.
Page 6 sur 46

"Bailleur" signifie la personne dénommée en tête des présentes en première part, propriétaire de l'Immeuble, et tout ayant-droit de celle-ci.

"Bâtiment" signifie le bâtiment plus amplement décrit au paragraphe (b) l'Exposé ci-dessus.

"Cause(s) Légitime(s) de Retard" signifie:

-	Les journées d'intempéries où le travail est arrêté; pour être prises en compte, ces journées d'intempéries devront avoir entraîné un réel arrêt de travail constaté par le maître d’œuvre d’exécution

-	Un relevé de la station météorologique la plus proche du chantier devra mettre en évidence, l'une des trois conditions suivantes :

• intempéries de froid : températures inférieures ou égales à 0°C ou neige ininterrompue

• pour les grues engins de levage nacelles et travaux sur la couverture et façades extérieures, vent de 50 km/h entre 6 et 18 heures; ou présences de rafales non constantes

• intempéries de pluie avant que le bâtiment ne soit clos et couvert, ou pour tout travaux d’extérieurs précipitations supérieures à 10 ml d'eau entre 6 et 18 heures ou précipitations excédant 20 cm d’eau dans les 24 heures précédentes

- Les jours de retard consécutifs à une grève générale ou particulière aux activités touchant l'industrie du bâtiment ou à ses industries annexes, sauf les grèves particulières au chantier.

- Les jours de retard dus à l’interruption de l’approvisionnement du chantier du fait de grèves des transports, manifestations ou réquisition de l’autorité publique

- Les injonctions administratives ou judiciaires de suspendre ou d'arrêter les travaux ou encore de réduire les heures d'ouverture de chantier (à moins que celles-ci ne soient fondées sur des fautes ou négligences imputables au Vendeur ou des intervenants à l’opération de construction).

- Les troubles résultant d’hostilités, actes de guerre, émeutes, terrorisme, cataclysmes et révolutions pour autant que ces événements aient effectivement entraîné un retard dans la progression des travaux.

- Les incendies et sinistres affectant le chantier, sauf faute(s) ou négligence des intervenants à l’opération de construction.

- Les cas de force majeure.

Ces événements ne pourront en tout état de cause être considérés comme des causes légitimes de retard que s’ils sont dénoncés au Preneur par lettre RAR dans les 8 jours au plus tard de leur survenance et sous réserve que soit notifié un nouveau calendrier de livraison.

Le calendrier de réalisation de l’Immeuble stipulé au présent bail pour la livraison comprend déjà forfaitairement 10 jours d’intempéries.

Est considéré comme un cas de force majeure tout événement suivant imprévisible, irrésistible, et totalement extérieur à la personne du Vendeur et ou Bailleur, et à l'un quelconque de ses contractants et/ou de leur préposé, et plus largement de toute personne autorisée à pénétrer sur le chantier par le Vendeur et/ou ses contractants et/ou préposé.

Page 7 sur 46

Sans que la liste ci-après soit limitative, les Parties considèrent notamment comme cas de force majeure, les évènements suivants : foudre, cyclones, inondations, tremblement de terre ou tous autres phénomènes naturels à caractère catastrophique, chute d'aéronef, rupture générale d'approvisionnement en énergie nécessaire pour la réalisation du chantier, mouvements populaires, les effets directs ou indirects d'explosions, de dégagements de chaleur, d'irradiations provenant de la transmutation du noyau d'atomes ou de radioactivité, effets d’irradiations provoquées par l'accélération de particules.

"Charges et Accessoires" signifie toutes sommes mises à la charge du Preneur en vertu de ce Contrat en sus du Loyer en principal, notamment et sans que la présente liste ait un caractère limitatif, les Charges Communes ainsi que les sommes visées aux articles 7, 8 et 9

"Charges Communes" signifie les charges communes telles que :

- les frais et honoraires du gestionnaire de l'Immeuble, les frais et honoraires de l'AFUL, des équipements de la zone et autres...

- les dépenses relatives au fonctionnement de l'Immeuble de ses équipements et de leurs entretiens, ainsi que de ses consommations telles que : eau, électricité, gaz, vapeur, eau glacée, téléphone, ou autres ,les dépenses liées à la mise en conformité de l'Immeuble avec la Réglementation Applicable, le coût des primes des assurances, Taxes Foncières et impositions auxquelles l’immeuble est assujetti les frais de main-d'œuvre, salaires, charges sociales et fiscales du personnel chargé de l'exécution des tâches concernant des services ou prestations assurés dans l'Immeuble , etc.

"Contrat" signifie l'ensemble des documents composant le présent Contrat, toutes ses annexes auxquelles il est fait référence, tous avenants ou modificatifs (à l'exclusion de tous autres documents et notamment de ceux établis ou échangés entre les parties préalablement à la date des présentes en vue de la signature du présent Contrat) le tout signé et approuvé par les Parties.

"Date de Livraison" signifie la date de Livraison.à savoir le 15 avril 2011.

"Date de Prise d'Effet du Bail" désigne la date de prise d'effet du Bail, à savoir le 1er juin 2011.

"Descriptif Technique" signifie le descriptif détaillant les caractéristiques techniques, les normes, la qualité des matériaux et matériels devant être utilisés pour la réalisation des travaux de construction du Bâtiment ainsi que leurs mode d'utilisation et les conditions générales d'exécution, dont une copie figure en Annexe 2.

"Destination" signifie l'utilisation pouvant être faite de l'Immeuble et les activités pouvant y être exercées conformément à l'article 5 de ce Contrat.

"Etat des Lieux" signifie l'état des lieux établi contradictoirement par le Bailleur et le Preneur ou par huissier de justice, en présence du Bailleur et du Preneur, qui sera dressé le jour de la livraison.

« Expert » signifie la personne désignée par les parties pour Régler les litiges liés à l’état du Bâtliment lors de la Livraison.

"Force Majeure" constitue un cas de force majeure, les grèves, mouvements sociaux, incendies, inondations et autres événements imprévisibles ou incidents irrésistibles indépendants de la volonté de l'une des parties, troubles résultant d'émeutes, révolutions, cataclysmes ou guerres.

Page 8 sur 46

"Groupe" signifie le groupe au sens de l'article L. 233-3-I du Code de commerce.

"Immeuble" signifie l'immeuble plus amplement désigné au paragraphe (A) de l'Exposé ci-dessus, les Parties Communes, ainsi que toutes les installations et équipements destinés à l'usage de l'Immeuble ou des Parties Communes de celui-ci et dans lequel se trouvent les Locaux.

"Intérêts de Retard" signifie les intérêts dus sur toute somme due par le Preneur au Bailleur en vertu de ce Contrat et non payée à la date d'exigibilité, au taux légal en France en vigueur lors de la date d'exigibilité de la somme due, majoré de [———-]%7.

"I.N.S.E.E." signifie l'Institut National des Statistiques et des Etudes Economiques.

"Jour(s)" signifie jour calendaire.

"Livraison" signifie la mise à disposition des Locaux après achèvement par le Bailleur au profit du Preneur, dans les conditions prévues à l’article 2.3.

"Locaux" signifie tout ou partie de l'Immeuble plus amplement décrit et identifié sur les plans et sur le descriptif formant l'Annexe 1 et 2 ainsi que lesdits locaux s'étendent, se poursuivent et comportent ainsi que toutes les installations et équipements destinés à l'usage exclusif desdits Locaux.

"Loyer" signifie le loyer annuel hors taxe et hors Charges et Accessoires payable au moment considéré au titre du Bail, tel qu'il ressort des stipulations de l'article 6.

« Mise à disposition » signifie la mise à disposition progressive des Locaux à compter du 15 février 2011 jusqu’au 15 avril 2011 par cellules et sous réserve de justification d’assurance par le Preneur.

"Partie(s)" signifie chaque partie ou toutes les parties au Contrat.

"Parties Communes" signifie les parties communes en ce compris leurs installations et équipements de l'Immeuble, telles que définies à l'Annexe 5 (liste des parties communes à établir comprenant les installations et locaux de sprinklage, chaufferie, gardiennage ...).

"Preneur" signifie la personne dénommée en tête des présentes en seconde part, ou tout cessionnaire de celle-ci dans les cas autorisés conformément aux stipulations de ce Contrat, à l'exclusion de toute autre personne.

"Règlement intérieur" signifie en tant que de besoin le règlement intérieur définissant l'organisation et la gestion de l'Immeuble.

"Réglementation Applicable" signifie tous les traités, directives, lois, décrets, règlements, instructions, arrêtés, circulaires, codes, usages, pratiques, règles de l'Art et normes, ainsi que les décisions, ordres, injonctions, instructions et recommandations des autorités compétentes, applicables tant à l'Immeuble qu'aux Parties, y compris notamment dans le domaine de la protection de l'environnement, de l'hygiène, de la santé publique, de la sécurité des biens et des personnes applicables en matière de construction, aux bâtiments, à l'exploitation et à l'occupation de biens immobiliers.

"T.V.A." signifie taxe sur la valeur ajoutée.

7 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.7.

Page 9 sur 46

1.2	Interprétation

Aux termes du présent Contrat et sauf si le contexte l'exige autrement :

(a)
les références aux articles, paragraphes et Annexes doivent être interprétées comme des références aux articles, paragraphes et annexes au présent Contrat et les références au présent Contrat incluent ses Annexes ;

(b)	les références à une heure de la journée, sauf indication contraire spécifique, renvoient à l'heure de Paris ;

(c)	la référence à une personne englobe ses cessionnaires et successeurs successifs ; et

(d)	la référence à un document vise ce document, tel qu'il pourra être amendé, remplacé par voie de novation ou complété.

La dénomination Bailleur et Preneur définit l'entité juridique du contractant, sans égard au nombre, à la personnalité physique ou morale de celui-ci, à son intervention directe ou par mandataire, et emporte, sauf stipulation contraire expresse, solidarité en cas de pluralité de personnes, répondant à la même dénomination.

1.3	Deux parties

Les Parties sont convenues d'établir le Contrat en deux parties :

1ère PARTIE : MODALITES DE LA CONSTRUCTION ET DE LA LIVRAISON DES LOCAUX [IMMEUBLE]

2ème PARTIE : CONDITIONS APPLICABLES A COMPTER DE LA DATE DE PRISE D'EFFET DU BAIL

Page 10 sur 46

1ère PARTIE

Conditions applicables pendant la période de construction

2.	MODALITES DE LA CONSTRUCTION ET DE LA LIVRAISON DES LOCAUX

Il est convenu ce qui suit concernant la réalisation des travaux de construction et leur livraison.

2.1	Délais –– conditions particulières relatives au délai de Livraison constituant la première phase

Le Bailleur, en exécution du présent Contrat, s'oblige envers le Preneur à faire édifier l'Immeuble [les Locaux] conformément au Descriptif Technique en deux phases.

Les Locaux [l'Immeuble] constituant la première phase devront être achevés et livrés au Preneur, au plus tard le 15 Avril 2011.

La Date Limite d'Achèvement sera décalée en cas de survenance d'une Cause Légitime de Retard au-delà du délai de 10 jours inclus au calendrier. S'il survenait une Cause Légitime de Retard, sous réserve que ces causes légitimes de retard soient dénoncés au Preneur par lettre RAR dans les 8 jours au plus tard de leur survenance et sous réserve que soit notifié un nouveau calendrier de livraison la Date Limite d'Achèvement serait différée d'un temps égal à celui pendant lequel l'évènement considéré aurait mis obstacle à la poursuite des travaux

2.2	Délais –– conditions particulières relatives au délai de Livraison constituant la deuxième phase

Les Locaux [l'Immeuble] constituant la seconde phase devront être achevés et livrés au Preneur, au plus tard le 30 Avril 2013 en cas de levée de l’option ci-après stipulée.

Le Preneur n’ayant pas à ce jour pris une décision ferme quant à sa volonté de prendre à bail les locaux constituant la deuxième phase La construction de celle ci nécessitant l’obtention d’un permis de construire complémentaire de [———-]8 SHON au permis obtenu et à une autorisation d’exploiter modificative il a été convenu ce qui suit :

A compter du 15 avril 2011, le Bailleur déposera une demande de permis de construire complémentaire à l’effet de permettre l’édification des [———-]9 SHON constituant la deuxième tranche.

Dans les dix jours consécutifs à ce dépôt, le Preneur alors devenu exploitant déposera une demande d’autorisation d’exploiter modificative. Le dossier de demande d’autorisation sera rédigé en concours avec le Bailleur avec le concours du cabinet d’environnement ayant procédé à l’étude du dossier originel, dont le coût sera pris en charge par le Bailleur.

Les parties s’obligent à s’informer mutuellement des échanges et réponses avec les services de l’administration au cours de l’instruction de ces dossiers.

Le Preneur disposera d’un délai expirant le 30 Avril 2012 pour requérir le Bailleur de faire construire les locaux constituant la 2ème phase.

8 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.8.

9 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.9.

Page 11 sur 46

Les Locaux [l'Immeuble] constituant la seconde phase devront être achevés et livrés au Preneur, au plus tard le 30 Avril 2013

2.3	Achèvement des travaux – mise à disposition des Locaux

(a)	Définition de l'achèvement

Les constructions seront considérées comme achevées, lorsque seront exécutés les ouvrages et seront installés les éléments d'équipement conformément au permis de construire, au Descriptif Technique, au Descriptif Technique des Travaux Preneur, aux règles de l'art et aux normes et à la Réglementation Applicable à la Date de Livraison, compte tenu de la destination et de la nature des Locaux.

A cet égard, il est précisé, conformément aux dispositions légales en vigueur (article R.261-1 du Code de la construction et de l'habitation), et par transposition de ces règles, que pour l'appréciation de cet achèvement, les défauts de conformité ne sont pas pris en considération lorsqu'ils n'ont pas un caractère substantiel. Il en est de même des malfaçons ne rendant pas l'ouvrage ou les éléments d'équipements impropres à leur utilisation.

Les malfaçons, imperfections et non conformités pourront faire l'objet de réserves de la part du Preneur selon la procédure décrite ci-dessous à l'article 2.3(b).

(b)	Livraison et levée des réserves

(i)	Visite préalable à la Livraison des Locaux

Le Bailleur informera, 10 jours auparavant, le Preneur, par lettre recommandée avec demande d'avis de réception, du calendrier prévu pour une visite préalable à la Livraison, 10 Jours au moins avant la date prévue pour la Date de Livraison.

Son objet est de permettre au Preneur de formuler ses observations quant à l'exécution des travaux. L'ensemble des  mises en service, réglages, tests et contrôles devra être achevé à la Date de Livraison (étant précisé que les ajustements concernant le chauffage et la climatisation si elle existe seront réalisés postérieurement à la Date de Livraison s'ils ne peuvent être réalisés avant la Date de Livraison compte tenu des conditions climatiques existant à cette date).

Le Bailleur s'engage à formuler dans le procès-verbal de réception des travaux devant intervenir entre le Bailleur et le Constructeur, l'ensemble des observations formulées par le Preneur lors de cette visite et qui n’auraient pas été levées à la réception.

(ii)	Procédure de Livraison et Date de Livraison

Le Bailleur convoquera le Preneur, par lettre recommandée avec demande d'avis de réception expédiée au moins dix (10) Jours Ouvrés avant la date de Livraison.

Le procès verbal contradictoire qui sera établi vaudra état des lieux, et constatera la Livraison avec ou sans réserves des Locaux par le Bailleur. Le procès-verbal sera établi contradictoirement ou par huissier aux frais du Preneur.

Page 12 sur 46

Dans l'hypothèse où le Preneur ne se présenterait pas à cette convocation, il sera procédé à une seconde convocation par lettre recommandée avec demande d'avis de réception expédiée au moins dix (10) Jours à l'avance ou par Huissier Trois jours francs à l’avance. Dans l'hypothèse où le Preneur se présenterait à cette seconde convocation et qu'il donnerait son accord sur la réalité de l'achèvement, le Bâtiment sera réputé avoir été livré à la date prévue dans la première convocation.

Dans l'hypothèse où le Preneur ne se présenterait pas à cette seconde convocation, le Bâtiment sera réputé avoir été livré mis à disposition à la date prévue dans la première convocation Faute d'établissement du procès-verbal de Livraison du fait de la non présentation du Preneur au rendez-vous fixé pour la Livraison visé ci-dessus, les Locaux seront réputés achevés dans les conditions de l'article 2.3, sans préjudice de la levée des réserves éventuelles émises par le Preneur lors de la Visite Préalable.

En cas de désaccord entre les Parties sur la réalité de l'achèvement en conformité avec la définition visée ci-dessus à l'article 2.3, les Parties s'en remettent à la décision de l'Expert désigné d’un commun accord entre les parties ou par Ordonnance de référé à la requête de la partie la plus diligente qui sera chargé de cette constatation et le cas échéant, de prescrire les travaux nécessaires à l'achèvement.

L'Expert devra rendre sa décision au plus tard dans le délai d'un mois à compter du jour de sa désignation.

La décision de l'Expert sera définitive et ne pourra faire l'objet d'aucune forme de recours. Il appartiendra à l'Expert de désigner la Partie à qui il appartiendra de supporter les frais et honoraires d'expertise.

Si l'Expert conclut à la réalité de l'achèvement en conformité avec la définition contractuelle visée ci-dessus à l'article 2.3, la Livraison sera réputée être intervenue à la date indiquée dans la première convocation adressée par le Bailleur visée ci-dessus et tous les frais résultant de l'intervention de l'Expert seront à la charge du Preneur.

Dans le cas contraire, le Bailleur devra procéder ou faire procéder aux travaux prescrits par l'Expert pour parvenir à l'achèvement et convoquer à nouveau le Preneur dans les formes prévues ci-dessus, les frais résultant de l'intervention de l'Expert étant alors à la charge du Bailleur.

Le Preneur ne pourra exiger aucuns travaux dans les Locaux après la Livraison au titre de vices apparents, à l'exception de ceux qui auraient été réservés.

(iii)	Levée des réserves

Le Preneur formulera éventuellement des réserves lors de la Visite Préalable et/ou de la Livraison quant aux malfaçons, imperfections et/ou non conformités

Les réserves soulevées par le Preneur et/ou par le Bailleur devront être levées au plus tard le 25 juillet 2011.

A compter de la levée de la dernière des réserves, le Preneur ne pourra plus exiger du Bailleur aucun travaux de reprise, qu'il s'agisse de malfaçons ou de défauts de conformité se rapportant aux réserves formulées à la Livraison.

Page 13 sur 46

Le Preneur devra cependant signaler au Bailleur tout désordre/défaut dont il prendrait connaissance, susceptible d’être réparé dans le cadre de la garantie de parfait achèvement due au Vendeur par les entreprises. Le Bailleur devra s'assurer que le Vendeur agisse à l'encontre des entreprises concernées dans les plus brefs délais lorsque cela s'avérera nécessaire ou sur demande du Preneur dans la mesure où lesdits désordres/défauts relatifs aux travaux seront couverts par cette garantie.

Dès que l'ensemble des réserves seront levées, le Bailleur le notifiera au Preneur, par lettre recommandée avec accusé de réception et par cette notification le convoquera avec un préavis de quinze (15) jours calendaires pour une visite aux fins de constater la levée desdites réserves.

Un procès-verbal de levée desdites réserves sera établi contradictoirement et complétera le procès-verbal de Livraison.

En cas de désaccord entre les Parties sur la levée de l'ensemble des réserves soulevées lors de la Visite Préalable et/ou de la Livraison, les Parties s'en remettent à la décision de l'Expert, chargé de déterminer si l'ensemble des réserves soulevées lors de la Visite Préalable et/ou de la Livraison ont été levées.

L'Expert devra rendre sa décision au plus tard dans le délai d'un mois à compter du jour de sa désignation.

La décision de l'Expert sera définitive et ne pourra faire l’objet d’aucune forme de recours. Il appartiendra à l'Expert de désigner la Partie à qui il appartiendra de supporter les frais et honoraires d'expertise.

(iv)	Accès aux Locaux par le Bailleur ou ses entreprises après la Date de Livraison.

Le Bailleur pourra faire intervenir les entreprises chargés de la levée des réserves dans les Locaux à condition que lesdites entreprises se conforment aux règles et règlements qui pourraient être raisonnablement imposés par le Preneur Les entreprises feront leurs meilleurs efforts afin de perturber le moins possible l'usage par le Preneur des Locaux.

Le Preneur s'oblige à permettre à ces entreprises d'accéder aux Locaux tous les jours de la semaine, à des heures raisonnables, afin de procéder à la levée des réserves et s'engage à faire ses meilleurs efforts afin de faciliter l'intervention des entreprises du Bailleur.

Le Preneur ne pourra réclamer aucune indemnité en raison des inconvénients causés par la présence desdites entreprises pour effectuer la levée des réserves en application du présent article.

– Mise à disposition et livraison des Locaux

A compter du 15 Février 2011 le Bâtiment sera mis à disposition du Preneur afin que lui ou ses entreprises puissent effectuer la réalisation de leurs travaux propre et l’installation de leur process à charge pour le Preneur de justifier d’une assurance dans les termes de l’article 7.8.

La Mise à disposition aura lieu cellule par cellule après que la dalle ait été coulée et soit devenue sèche. A compter de ce moment cellule par cellule selon l’ordre indiqué sur le plan constituant l’Annexe 7 où le Maître d’Ouvrage pourra commencer à faire exécuter ses propres travaux.

Page 14 sur 46

Cette Mise à disposition ne devra pas empêcher les entreprises du Bailleur de poursuivre l’exécution de leurs travaux dans les lieux.

Durant cette période le Preneur devra faire procéder par ses propres prestataires et entreprises aux seuls travaux d’aménagements d’installations de son process dans l’entrepôt.

Précision est ici faite que les locaux mis à disposition, ne seront pas achevés au sens du présent contrat, mais seulement couverts par des bacs acier et clos par un bardage simple peau et la dalle sol coulée et propre et sèche.

Préalablement à la mise à disposition de chaque cellule, il sera dressé un état des lieux entre les parties.

Pendant la mise à disposition de tout ou partie du bâtiment au Preneur ou  à ses entreprises ou prestataires avant la livraison du bâtiment, ceux-ci assureront la garde de tous matériels ou équipements

L’ensemble des entreprises choisies par le Preneur devront se conformer à l’ensemble des règlements du chantier.

Le Preneur gérera l’extension de la mission SPS, devra établir une mise à jour du Plan Général de Coordination avec le coordinateur du constructeur du Promoteur et souscrire toutes assurances nécessaires dont une police garantissant les dommages qui seraient consécutifs aux interventions des entreprises qu’il aura choisies et dont il assumera la responsabilité.

En outre le Preneur devra communiquer au Bailleur le montant des travaux d’aménagements qu’il entreprend afin que le Bailleur procède à  la souscription de l’ensemble des polices d’assurances complémentaires et nécessaires

Le complément de prime qui sera afférant à ces travaux sera refacturé par le Bailleur au Preneur.

La livraison du Bâtiment aura lieu le 15 avril 2011 à charge pour le Preneur de justifier d’une assurance dans les termes de l’article 7.8, la prise d’effet du bail étant différée au 1er juin 2011.

2.4	Travaux modificatifs et complémentaires

Dans le cas où le Preneur, postérieurement à la signature du présent Bail et avant l'achèvement des travaux, désirerait que des modifications soient apportées aux plans et descriptifs ou que des travaux supplémentaires soient exécutés, il devra s'adresser au Bailleur qui se mettra en rapport avec le constructeur  lequel appréciera si les travaux demandés sont réalisables.

Le Bailleur, si les modifications peuvent être effectuées, indiquera au Preneur l'incidence éventuelle sur le Loyer et le délai de Livraison, et l'accord des Parties devra être constaté par un avenant écrit.

2.5	Certification HQE AFILOG 1*

Afin d’obtenir une certification HQE AFILOG1* du bâtiment, le Bailleur et le Preneur ont définit d’un commun accord les modalités de leurs engagements respectifs pour atteindre cet objectif.

Page 15 sur 46

Le Bailleur a défini au terme d’un état ci-annexé les éléments complémentaires au programme de construction à l’effet d’obtenir cette certification. Le constructeur a fait évaluer cet investissement complémentaire qui représente un budget d’environ [———-]10 € (Annexe 9). Les éléments complémentaires énoncés dans cet état sont énonciatifs et il pourra en être substitué d’autres pour ce qui concerne les éléments extérieurs et la VMC, dans le cadre du processus de certification qui sera mené.

L’audit de la conformité sera mené par le Cabinet ELAN qui assurera la coordination de certification du programme et élaborera une charte calée sur le référentiel AFILOG retenu. Cette Charte définira les objectifs et moyens à mettre en œuvre et les obligations respectives du Bailleur en sa qualité de Maître d’ouvrage et du Preneur en tant qu’exploitant. Elle sera signée par les deux parties et deviendra, dès ratification, une annexe au Bail.

En considération des économies de charges d’exploitation, le Preneur a consenti à participer à cet investissement à concurrence de [———-]11 €.

Cette somme devra être payée au Bailleur à l’obtention de l’attestation de conformité des équipements complémentaires au cahier des charges, délivrée par le Cabinet ELAN.

Chacune des parties s’oblige à faire ses meilleurs efforts pour obtenir cette certification.

2.6	Tolérances de surfaces

Pour le cas où la surface telle qu’elle sera mesurée par le Géomètre dans les conditions visées ci-dessus serait inférieure de plus de [———-]12% à la surface définie dans le bail par le Bailleur, le loyer sera minoré de [———-]13 €/M² SHON de la superficie manquante, au-delà du seuil de [———-]14%.

2.7	Liste des pièces à remettre par le Bailleur au Preneur

Les pièces suivantes seront remises par le Bailleur au Preneur au fur et à mesure de leur établissement et au plus tard dans le délai de [trois (3)] mois suivant la Date de Livraison:

-	DIUO (Dossier d’Intervention ultérieur sur l’ouvrage)

-	DOE (Dossier d’exécution)

2.8	Défaut d’exécution des Engagements réciproques

10 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.10.

11 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.11

12 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.12

13 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.13

14 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.14.

Page 16 sur 46

Obligation de prise à Bail

Dans les deux mois de la signature du bail, Le Preneur devra remettre une caution bancaire garantissant le paiement du dépôt de garantie correspondant à [————]15 mois de loyer HT, le Paiement de ce dépôt de garantie étant exigible le jour de la prise d’effet du bail.

Sans préjudice de tout droit à réparation du dommage subi par le Bailleur, il est entendu qu’en cas de refus de prendre à bail les biens livrés sans motif légitime (notamment en cas de non-conformité des biens à la présente ou d’absence d’autorisation d’exploiter), Le Preneur sera redevable de l’ensemble des loyers et charges jusqu’au terme des durées pour lesquelles vous avez renoncé à donner congé.

A ce titre, le Preneur s’engage, à verser irrévocablement à titre de provision sur les sommes dont elle serait reconnue redevable au titre du dommage subi par le Bailleur dans le cas où elle ferait défaut à son engagement de prendre à bail les biens livrés, une somme représentant le cumul de 12 mois de loyer/HT et d’un montant de [———-]16 €/HT représentant le coût des aménagements spécifiques à son installation réalisés lors de la construction du bâtiment pour satisfaire son process.

Ladite somme sera exigible à première requête du Bailleur et payable dans les quinze jours de la réception de celle-ci.

A défaut de paiement dans les conditions sus-fixées le Preneur sera redevable d’une indemnité forfaitaire et de plein droit de [———-]17 de ce montant.

Retard de livraison

En cas de retard de livraison n’excédant pas une durée d’un mois et pour tout fait non imputable à une cause légitime de retard, le Bailleur sera redevable de plein droit d’une indemnisation de [———-]18 € HT par jour de retard. Cette indemnité est fixée sans préjudice de tout droit à réparation du dommage subi par le Preneur. Elle sera versée par le Bailleur au Preneur au jour de la livraison.

En cas de retard de livraison excédant [———-]19, le Bailleur s’engage à verser irrévocablement à titre de provision, un montant équivalent à [———-]20 de loyer à valoir sur le montant de l’indemnisation du préjudice subi par le Preneur qui serait obtenue par toute voie de droit, au titre de la réparation du dommage subi. Ladite somme sera exigible à première requête du Preneur et payable dans les quinze jours de la réception de celle-ci.

15 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.15.

16  Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.16.

17 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.17.

18 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.18.

19 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.19.

20 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.20.

Page 17 sur 46

Rapport des parties pendant la construction

En cas de vente du bâtiment avant l’achèvement de la construction GEMFI restera l’interlocuteur unique d’INTER PARFUMS jusqu’à la parfaite livraison des locaux et demeurera garant envers le Preneur de l’ensemble des engagements résultant des présentes et du bail. En outre l’ensemble des dits engagements seront opposables à l’acquéreur par le Preneur.

2ème PARTIE

Conditions applicables à compter de la Date de Prise d'Effet des Baux

3.	BAIL

Le Bailleur donne à Bail Commercial l'Immeuble au Preneur qui l'accepte pour la durée, moyennant le loyer au moyen des baux suivants et aux charges et conditions ci-après stipulés, récapitulées dans les conditions particulières ci-après ainsi que celles pouvant résulter de la loi et de l'usage, que le Preneur s'engage à respecter et ce sous peine de résiliation immédiate du Bail conformément à l'article 9 de ce Contrat et sans préjudice de toutes autres indemnités et dommages-intérêts.

Les Parties soumettent expressément les Baux aux articles L. 145-1 et suivants et R.145-1 et suivants du Code du commerce ainsi qu'aux dispositions non abrogées du Décret n°53-960 du 30 septembre 1953, entendant que les Baux soient soumis au statut des baux commerciaux.

4.	DUREE - DATE D'ENTREE EN JOUISSANCE

4.1	Prise d'effet des Baux

DUREE DES BAUX :

1°) Sur les 4 cellules représentant [———-]21 SHON et les [———-]22 SHON de locaux à usage de bureaux et locaux sociaux correspondant au lot n°1 à 4 sur le plan ci-après annexé). le Bail principal prendra effet au 1er Juin 2011 et sera consenti pour une durée ferme et irrévocable de 9 années entières et Le Preneur renonce expressément à sa faculté de donner congé pendant cette durée ferme de neuf années à compter de sa prise d’effet de telle sorte que la location de ces 4 cellules et de ces locaux ait une  durée minimale de neuf années.

2°) Sur une cellule de [———-²23 SHON environ correspondant au lot n°5 sur le plan ci annexé le Bail prendra effet au 1er Juin 2011 et sera consenti pour une durée ferme et irrévocable de 6 années entières et consécutives le Preneur renonçant dès à présent à sa faculté de résiliation de donner congé pendant cette durée de six années  consécutive à la date d’effet   de telle sorte que la location de cette cellule ait une durée minimale de six années.

3°) En cas d’exercice de l’option d’extension portant sur une ou deux cellules de [———-]24 SHON constitués selon plan annexé, le Bail sera consenti aux mêmes clauses et conditions pour une durée de 9 ans à compter de la Livraison de cette surface complémentaire avec une durée minimale de 4 années le Preneur renonçant dès à présent à sa faculté de donner congé pendant une durée de 4 années consécutives à leur livraison.

21 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.21.

22 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.22.

23 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.23.

24 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.24.

Page 18 sur 46

Le Preneur pourra donner congé au Bailleur par acte extrajudiciaire au moins six (6) mois à l'avance.de chacun des termes ci-dessus fixés

Le Bailleur pourra résilier les Baux, par acte extrajudiciaire, dans les cas prévus par la loi et ceux prévus dans ce Contrat, notamment à l'article 9.

En cas de renouvellement, les Parties conviennent que la durée du bail renouvelé sera de neuf (9) années entières et consécutives avec la possibilité pour le Preneur de résilier le bail renouvelé à l'expiration de la troisième année et de la sixième année.

4.2	Entrée en jouissance

Le Preneur aura la jouissance de l'Immeuble à compter du 15 avril 2011, date de la Livraison, la période antérieure étant définie comme une simple période de mise à disposition pour la réalisation des travaux propre au Preneur et à l’installation de son process, la prise d’effet du bail étant différée au 1er juin 2011.

5.	DESTINATION DE L'IMMEUBLE

5.1	Utilisation de l'Immeuble

L'Immeuble ne pourra être utilisé qu'à usage exclusif d'entrepôts de produits répondant aux rubriques pour lesquels l’autorisation d’exploiter sera délivrée.

5.2	Activités autorisées

Le Preneur ne pourra exercer dans l'Immeuble que des activités d’entreposage, de logistique et de bureaux liés à cette activité.

A titre de condition essentielle et déterminante sans laquelle le Bailleur n'aurait pas conclu ce Contrat, le Preneur s'oblige sauf accord contraire et par écrit du Bailleur à conserver à l'Immeuble sa Destination, à l'exclusion de tout autre utilisation ou activité de quelque nature, importance et durée qu'elle soit, à peine de résiliation du Bail par le Bailleur, si bon lui semble.

Le Preneur ne pourra, sous aucun prétexte, changer ni modifier, même momentanément, la nature de l'activité exercée dans l'Immeuble ou adjoindre des activités connexes ou complémentaires sans s'être conformé à la procédure prévue à cet effet par les articles L. 145-47 à L. 145-55 du Code de commerce.

Le Preneur devra exercer son activité dans l'Immeuble de façon personnelle, constante et sans interruption à peine de la mise en jeu de la clause résolutoire ci-dessous stipulée, sous réserve des dispositions de l’article 7.1 ci-dessous.

6.	LOYER - CHARGES ET ACCESSOIRES - T.V.A. - PAIEMENT - INDEXATION - DEPOT DE GARANTIE

6.1	Loyer

Le Bail est consenti et accepté moyennant un Loyer annuel de prise d’effet du bail de [———-]25 €/m² SHON majoré d’un complément de loyer de [———-]26 €/m² SHON hors TVA, pour les superficies de dallage correspondant à la normeT34 catégorie 1, payable par trimestre d’avance. Compte tenu de la franchise accordée par le BAILLEUR, ce loyer ne sera exigible qu’à compter du [———-]27 mois consécutif à date de prise d’effet du bail, lequel sera indexé en application de l'article 6.5 ci-dessous.

25 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.25.

26 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.26.

27 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.27.
Page 19 sur 46

Pour la ou les deux cellules faisant l’objet d’une option d’extension de l’objet du bail, le loyer à la date de la livraison sera fixé à la valeur de base ci-dessus actualisée de l’effet de la variation de l’indice du coût de la construction, au jour de leur livraison en application de l'article 6.5 ci-dessous.

6.2	Charges et Accessoires

En sus du Loyer, le Preneur devra payer au Bailleur toutes les Charges et Accessoires et plus généralement toutes sommes dues en vertu de ce Contrat de telle manière que la Bailleur ne soit jamais recherché ni inquiété à ce sujet et que le Loyer soit toujours perçu net de tous frais et charges quelconques par le Bailleur, sous réserve des dispositions de l’article 7.6 du présent bail.

6.3	T.V.A.

Le loyer en principal, les Charges et Accessoires s'entendent hors T.V.A. Le Bailleur ayant décidé d'opter pour la T.V.A., le Preneur s'engage à acquitter, entre les mains du Bailleur, le montant de la T.V.A. due sur le loyer, Charges et Accessoires, ou tout autre impôt ou taxe nouvelle, complémentaire ou de substitution, aux taux en vigueur au jour de l'exigibilité de la T.V.A. ou de l'impôt de substitution.

Si pour un motif quelconque ou une modification de la législation, les sommes dues par le Preneur en vertu de ce Bail devenaient assujetties au droit de bail ou à tout autre impôt ou taxe, le Preneur devrait en supporter la charge en sus des loyers, Charges et Accessoires.

6.4	Paiement du Loyer, Charges et Accessoires et de la T.V.A.

Le Bailleur adressera trimestriellement au Preneur une facture avec la ventilation des sommes à payer au titre des loyers, Charges et Accessoires, et de la T.V.A.

(a)	Date de paiement du loyer

Le loyer et la T.V.A. y afférente seront payables par quart trimestriellement et d'avance, le premier jour de chaque trimestre civil. Si le premier jour d'un trimestre civil est un dimanche ou un jour férié, le paiement devra intervenir le dernier jour ouvrable précédant ce dimanche ou ce jour férié.

[Pour le trimestre civil en cours lors de la prise d'effet du Bail, le Preneur paiera au plus tard dans un délai de quinze (15) Jours le prorata afférent à la période d'occupation au cours dudit trimestre.]

(b)	Date de paiement des Charges et Accessoires

(i)	Provisions

Le Preneur réglera les Charges et Accessoires, majorés de la T.V.A., en même temps que le loyer et dans les mêmes conditions, par le versement d'une provision calculée trimestriellement par le Bailleur, en fonction du budget prévisionnel établi par lui pour chaque année.

Page 20 sur 46

Dans le cas où en cours d'année, la provision susvisée se révélerait insuffisante, le Bailleur réajustera le montant de cette provision et notifiera au Preneur le montant de la provision réajustée sur justification. Le Preneur réglera le Bailleur du montant réclamé dans un délai de quinze (15) Jours à compter de la réception de la notification.

(ii)	Arrêté des comptes

Le Bailleur établira et notifiera au Preneur au plus tard à la fin du deuxième trimestre de chaque année, un arrêté des comptes des Charges et Accessoires afférent à l'année précédente, et tiendra à la disposition du Preneur toutes pièces justificatives pendant un délai de deux (2) mois à compter de la réception de ladite notification par le Preneur. Les parties disposeront d'un délai de deux (2) mois à compter de la réception par le Preneur de ladite notification, pour contester ou émettre des réserves sur l'arrêté des comptes des Charges et Accessoires. Passé le délai de deux (2) mois susvisé ledit arrêté des comptes deviendra définitif sans que l'une ou l'autre des parties puisse le contester.

Si les provisions versées par le Preneur se révèlent inférieures aux Charges et Accessoires réels figurant dans l'arrêté des comptes susvisé, le Preneur s'engage à payer au Bailleur, dans un délai de quinze (15) Jours à compter de la réception de la demande du Bailleur, toute somme complémentaire qui se révélerait nécessaire. Dans le cas où les provisions versées par le Preneur excéderaient le montant des Charges et Accessoires réels figurant dans l'arrêté des comptes susvisé, le trop-perçu s'imputera de plein droit sur les demandes de provisions de l'année en cours.

(iii)	Arrêté des comptes de fin de Bail

Dans le cas où pour une raison quelconque le Preneur quitterait l'Immeuble le Bailleur établira et notifiera au Preneur un arrêté des comptes de fin de Bail qui comprendra les Charges et Accessoires et toutes les sommes pouvant être dues par le Preneur en vertu de l'article 8 dans un délai de trois (3) mois à compter du jour où les sommes dues en vertu de l'article  8 seront déterminées. Le montant figurant sur l'arrêté des comptes de fin de Bail s'imputera de plein droit sur les provisions versées par le Preneur.

Si le montant des provisions versées par le Preneur jusqu'à son départ se révélait inférieur au montant dû par le Preneur, le montant correspondant à cette différence s'imputera de plein droit sur le dépôt de garantie. Dans le cas où le dépôt de garantie serait insuffisant, le Preneur devra payer au Bailleur le montant de cette différence dans un délai d'un (1) mois à compter de la réception par le Preneur de la notification de l'arrêté des comptes de fin de Bail.

Si le montant des provisions versées par le Preneur au Bailleur excède le montant figurant sur l'arrêté de comptes de fin de Bail, le Bailleur devra restituer au Preneur le trop-perçu dans un délai d'un (1) mois à compter de la réception de la lettre d'accord du Preneur sur l'arrêté des comptes de fin de Bail sauf si d'autres sommes sont dues par le Preneur au Bailleur à d'autres titres en vertu de ce Contrat.

(iv)	Modes de paiement - Effet libératoire

Le Preneur effectuera tous paiements par virement bancaire automatique, au siège social du Bailleur ou en tout autre lieu notifié par lui au Preneur.

Page 21 sur 46

Le coût des virements sera supporté par le Preneur.

Tous paiements effectués par le Preneur au Bailleur en vertu des présentes n'auront d'effet libératoire qu'à compter du jour où le Bailleur aura à sa disposition les sommes objet du paiement, en conséquence un paiement ne sera considéré comme effectué qu'à compter dudit jour.

(v)	Défaut de paiement aux échéances

A défaut de paiement d'un seul terme de loyer, des Charges et Accessoires, et plus généralement de toutes sommes exigibles en vertu de ce Contrat aux dates d'échéance prévues ou notifiées par le Bailleur au Preneur, les sommes dues seront majorées de plein droit et sans aucune formalité des Intérêts de Retard, l'ensemble de ces sommes étant facturé avec la T.V.A., sans que cette majoration puisse valoir délai de règlement, à compter de la date d'échéance jusqu'au jour de leur paiement.

Dans le cas où le défaut de paiement excéderait quinze (15) Jours à compter de la date d'échéance prévue, toutes sommes exigibles seront majorées forfaitairement de plein droit d'une pénalité de [———-]28, majorée de la T.V.A., en sus des Intérêts de Retard, sans qu'il y ait lieu à une quelconque notification ou mise en demeure, et sans préjudice de l'application de la clause résolutoire prévue à l'article 9 ci-dessous.

6.5	Indexation

(a)	Indice

Les Parties conviennent d'indexer le loyer en fonction de la variation de l'Indice National du Coût de la Construction publié trimestriellement par l'I.N.S.E.E., les deux parties reconnaissant que cet indice est en relation directe avec ce Contrat, sans préjudice des dispositions des articles L. 145-37 et L. 145-38 du Code de commerce.

Si pour une raison quelconque, l'indice ci-dessus choisi cessait d'être publié, il serait remplacé par l'indice qui lui serait officiellement substitué. En cas de besoin, des indices de raccordement seraient calculés par les Parties. A défaut d'indice officiel de substitution, un indice sera choisi d'un commun accord entre les Parties.

A défaut d'accord sur le choix du nouvel indice à adopter, les Parties s'en remettent à la décision d'un expert qui sera désigné par ordonnance de Monsieur le Président du Tribunal de Grande Instance du lieu de situation de l'Immeuble à la requête de la Partie la plus diligente. Les frais et honoraires correspondant à cette requête et à l'ordonnance seront supportés à part égale par chacune des Parties.

Il est ici précisé que le présent article constitue une condition essentielle et déterminante du Bail sans laquelle il n'aurait pas été consenti.

(b)	Calcul de l'indexation

Le loyer hors T.V.A. sera ajusté de plein droit par le Bailleur tous les ans, à la date anniversaire du Bail. Le loyer variera en fonction du même pourcentage que la variation de l'indice choisi. La variation de l'indice sera prise en considération aussi bien dans le cas de hausse que dans le cas de baisse de l'indice.

28 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.28.

Page 22 sur 46

Toutefois, en aucun cas, l'application de l'indexation ne devra aboutir à un loyer inférieur au loyer initial. L'indice de base retenu pour toute la durée du Bail sera le dernier indice paru à la date de prise d’effet du bail  et l'indice de comparaison sera le dernier indice paru à la date d’anniversaire du jour de la prise d’effet du bail.

Le calcul de l'indexation se fera selon la formule suivante:
L1 =              LxI1
I

dans laquelle :

L1        est égal au nouveau loyer

L          est égal au loyer initial visé à l'article 6.1

I           est égal à l'indice de base savoir le dernier indice paru à la date de prise d’effet du bail

I1         est égal à l'indice de révision

Dès la publication de l'indice de comparaison, le Bailleur notifiera au Preneur le montant du nouveau loyer et éventuellement un décompte de régularisation dans le cas où l'indice de comparaison serait publié avec retard. Le Preneur devra payer au Bailleur dans un délai de quinze (15) Jours à compter de la réception du décompte de régularisation tous compléments de loyer.

Plafonnement de la clause d’échelle mobile :

Il est convenu entre les parties qu’en considération de l’appartenance du Preneur au  Groupe INTER PARFUMS, le Bailleur accepte de plafonner la variation à la baisse ou à la hausse constatée d'une année sur l'autre. Ce plafonnement recevra application dès lors que la variation de l’indice n’excède pas [———-]29. En ce cas, la hausse ou la baisse résultant de l’indexation, ne sera répercutée sur le loyer qu’à concurrence de la moitié.

Dans le cas où la variation de l’indice excèderait [———-]30 de minoration ou de majoration, les parties s’engagent à se rapprocher afin de déterminer le pourcentage de variation à appliquer en considération des effets de la situation.

L’application du mécanisme de ce plafonnement cessera en tout état de cause à partir du moment où le Preneur ne ferait plus partie du Groupe INTER PARFUMS.

En outre, il est convenu qu’en aucun cas l’application de l’indexation sur ces bases ne pourra avoir pour effet de déterminer un montant de loyer inférieur au montant du loyer initial.

29 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.29.

30 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.30.

Page 23 sur 46

6.6	Dépôt de garantie-

Le Preneur versera le jour de la livraison au Bailleur une somme égale à [———-]31 de loyer principal (hors taxes), en garantie (i) du paiement de toutes sommes dues par le Preneur au Bailleur en vertu de ce Contrat, notamment au titre des loyers, Charges et Accessoires, y compris tous Intérêts de Retard, pénalités et dommages-intérêts, (ii) de la bonne exécution des articles et conditions de ce Contrat, (iii) de la restitution de l'Immeuble en fin de Bail dans les conditions prévues à l'article 8 de ce Contrat et conformément à leur Destination.

Le dépôt de garantie ne pourra en aucun cas être affecté par le Preneur au paiement des loyers y compris les derniers.

Le dépôt de garantie sera ajusté tous les ans dans la même proportion que le loyer principal, en application de l'article 6.5 ci-dessus, de telle sorte qu'il corresponde à une somme représentant [———-]32 de loyer hors T.V.A.

En aucun cas, le dépôt de garantie ne sera productif d'intérêts au profit du Preneur, le loyer principal ayant, au surplus, été fixé en tenant compte de cette disposition.

Le Bailleur pourra imputer de plein droit, si nécessaire, les sommes figurant sur l'arrêté des comptes de fin de Bail visé à l'article 6.4(b)(ii) sur le dépôt de garantie. Le solde du dépôt de garantie s'il y en a, sera restitué au Preneur dans un délai d'un (1) mois à compter de la réception de sa lettre d'accord sur l'arrêté des comptes de fin de Bail visé à l'article 6.4(b)(ii).

Le Preneur accepte que le dépôt de garantie versé au Bailleur soit remis à l'acquéreur de l'Immeuble en cas de cession et renonce à toute action à l'encontre du Bailleur en restitution de ce dépôt de garantie postérieurement à la cession de l'Immeuble, les droits du Preneur étant réservés contre l'acquéreur de l'Immeuble.

En outre, le Preneur est tenu de garnir l'Immeuble et de les tenir constamment garnis de meubles, matériels et stock, en quantité suffisante, pour répondre du paiement des loyers, Charges et Accessoires et de l'exécution des charges et conditions de ce Contrat.

7.	CHARGES ET CONDITIONS

7.1	Conditions générales de jouissance

(a)	Occupation des Locaux

(i)	Le Preneur devra occuper les Locaux par lui-même, paisiblement et conformément :

(A)	aux articles 1728 et 1729 du Code civil ;

(B)	à la Destination prévue à l'article 5 de ce Contrat, à l'exclusion de toute autre occupation ou utilisation ; et

(C)	au Règlement Intérieur s’il ya lieu.

(ii)
Le Preneur aura la faculté de sous traiter tout ou partie des prestations logistiques par tout logisticien de son choix et en cas de choix d’un prestataire logistique unique de lui transférer l’autorisation d’exploiter ; L’occupation correspondant à cette sous-traitance ne pourra en aucun cas être considérée par le Bailleur comme une sous-location.

31 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.31.

32 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.32.

Page 24 sur 46

(iii)
Le Preneur devra satisfaire à toutes les charges de ville et de police auxquelles les locataires sont ordinairement tenus, et se conformer rigoureusement pour l'exploitation de son commerce et la réalisation de tous travaux à la Réglementation Applicable notamment en ce qui concerne la voirie, la salubrité, l'inspection du travail, l'urbanisme, l'hygiène, la sécurité, l'environnement, les moyens de lutte contre l'incendie et la surveillance et le gardiennage de l'Immeuble.

(iv)
Les activités du Preneur ne devront donner lieu à aucune contravention, ni à aucune plainte ou réclamation de la part de qui que ce soit, et notamment des immeubles voisins. Le Preneur devra faire son affaire personnelle et supporter seul les conséquences des griefs faits à son sujet au Bailleur, de manière que ce dernier ne soit jamais inquiété et soit garanti par le Preneur de toutes les conséquences qui pourraient en résulter.

(v)	Le Preneur s'engage à se soumettre à toutes les mesures d'ordre et de propreté de l'Immeuble. Il ne devra déposer ni entreposer des marchandises ou objets sur les espaces verts et/ou dans les accès.

(vi)	Le Preneur fera en sorte que les fournisseurs utilisent l'emplacement réservé aux livraisons de manière à ne pas gêner l'accès à l'Immeuble.

(vii)
Il ne déposera ni n'entreposera pas d'objets sur les emplacements de parking réservés aux véhicules de tourisme, ni ne réalisera aucune réparation, entretien, test, lavage ou nettoyage de voitures. Les véhicules devront rouler à vitesse réduite dans les aires de parking.

(viii)	[Le Preneur fera son affaire personnelle et de manière appropriée du gardiennage et de la surveillance de l'Immeuble, le Bailleur n'ayant aucune obligation ou responsabilité à ce titre.]

(b)	Conditions de standing

Le Preneur s'engage à ne rien faire qui puisse porter atteinte ou diminuer le bon aspect que le Bailleur entend conserver à l'Immeuble.

(c)	Autorisations administratives

Le Bailleur transférera au Preneur ou au Logisticien choisi par le Preneur l’autorisation d’exploiter

(i)
L'autorisation donnée au Preneur d'exercer les activités décrites à l'article 5.2 de ce Contrat n'implique de la part du Bailleur, ni à la date de ce Contrat, ni pendant le cours du Bail, aucune garantie pour l'obtention des autorisations administratives ultérieures nécessaires à l'exercice desdites activités.

En conséquence, le Bailleur ne pourra être tenu pour responsable en cas de refus ou de retard dans l'obtention de ces autorisations.

(ii)
Le Preneur fera son affaire personnelle de l'obtention de toutes les autorisations administratives pour l'exercice de ses activités  à l’exception de l’autorisation d’exploiter précitée, sur laquelle le Bailleur s’e’st engagée, la délivrance de cette autorisation étant due au titre de l’obligation de délivrance d’un Immeuble conforme à l’activité exercée et du paiement de toutes sommes, redevances, taxes et autres qui seraient réclamées en contrepartie de l'octroi ou du maintien desdites autorisations et afférentes aux activités exercées dans l'Immeuble, à l'utilisation de l'Immeuble, notamment en application de la législation en matière de permis de construire, d'utilisation des locaux à usage d'entrepôts, de locaux recevant du public, d'hygiène, de sécurité, de salubrité, etc.

Page 25 sur 46

Le Preneur s'engage à n'exercer aucune nouvelle activité soumise à autorisation sans avoir préalablement obtenu une telle autorisation. Il s'oblige à fournir au Bailleur, sur demande de celui-ci, une photocopie de toutes les pièces justificatives relatives aux demandes et aux autorisations administratives obtenues pour l'exercice de son activité.

Le Preneur garantit le Bailleur contre toute condamnation, tout dommage direct ou indirect du fait du non-respect de tout article de ce Bail et notamment de l'article 7.1(c) de ce Contrat, sans préjudice pour le Bailleur de demander la résiliation du Bail ainsi que des dommages-intérêts.

Il est en outre expressément convenu que, dans le cas où, par suite de contravention à la réglementation spéciale relative à l'activité du Preneur ou à l'utilisation de l'Immeuble, le Preneur ou le Bailleur se verrait ordonner la fermeture provisoire ou définitive de l'Immeuble, une telle fermeture n'entraînerait ni la résiliation du Bail, ni la réduction ou suppression des charges financières auxquelles le Preneur est tenu en vertu du présent Bail, et sans préjudice du droit réservé au Bailleur de mettre fin au contrat de Bail pour non-exploitation de l'Immeuble. Il resterait donc tenu, pendant toute la durée de cette éventuelle fermeture, au paiement du loyer et autres Charges et Accessoires stipulés au Bail comme à l'exécution de tous les articles et toutes les conditions du présent Bail.

(iii)
En application de la réglementation relative aux installations classées pour la protection de l'environnement, l'ensemble des lots donnés à bail a fait l'objet d'une seule et unique demande d'autorisation d'exploitation déposée en date du 4 Juillet 2008 contre récépissé délivré au Bailleur par la préfecture de l’Eure

(iv)	En vue de répondre aux besoins du Preneur cette demande d’autorisation a fait l’objet de compléments et modifications et d’une demande d’autorisation complémentaire en date du 30 avril 2010.

(v)	Une déclaration de changement d'exploitant sera réalisée par le Bailleur auprès de la préfecture de l’Eure.

(vi)
Dans le cadre des relations avec l'administration compétente en matière d'installations classées pour la protection de l'environnement, le Preneur sera l'exploitant de droit. A ce titre, le Preneur s'interdit d'effectuer toute démarche auprès de cette administration sans accord écrit préalable du Bailleur.

A défaut de respecter l'interdiction ci-dessus, le Preneur assumera l'ensemble des conséquences qui pourraient en résulter. Dans l'hypothèse où les démarches non autorisées du Preneur entraînerait une remise en cause de l'arrêté préfectoral, le Preneur versera au Bailleur l'équivalent de [———-]33 de loyer à titre de dommages et intérêts complémentaires, et ce, nonobstant les dispositions de l'article 9.

33 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.33.

Page 26 sur 46

Au cas où du fait du Preneur, cette autorisation ferait l'objet d'un retrait et/ou le Bailleur serait mis en cause du fait de l'exploitation du Preneur, le bail sera résilié de plein droit sans indemnité pour le Preneur, le Bailleur se réservant de faire indemniser son préjudice par le Preneur.

(d)	Usage d'appareils - Stockage - Charges planchers

(i)	Usage d'appareils et autres

Le Preneur ne devra pas faire usage d'appareils à combustion lente ou produisant des gaz nocifs à l’exception des machines destinées au filmage des palettes et plus généralement de tout appareil dangereux, le Bailleur n'entendant pas être responsable des accidents matériels et corporels susceptibles d'en découler.

Il ne devra pas utiliser des appareils susceptibles d'être entendus hors de l'Immeuble ou de perturber le voisinage.

Le Preneur fera son affaire personnelle, sans recours contre le Bailleur, en cas d'utilisation de radio, télévision ou autres, de la suppression des bruits ou parasites troublant sa propre réception des ondes.

Le Preneur fera son affaire personnelle, à ses risques, périls et frais, de toute réclamation émanant des voisins ou des tiers, notamment pour bruits, éclairs, chaleur, parasites, trépidations.

Le Preneur souscrira les contrats d'entretien nécessaires au respect de ses obligations et les maintiendra en cours pendant toute la durée du Bail et en remettra copie au Bailleur. Cette obligation de souscription de contrats d'entretien ne s'appliquera pas pour un élément d'équipement quelconque dans le cas où le Bailleur souscrirait lui-même un tel contrat d'entretien pour cet équipement et le notifierait au Preneur. Dans cette hypothèse, le Preneur devra rembourser au Bailleur l'ensemble des frais résultant des contrats d'entretien souscrits par lui.

Le Preneur souscrira, auprès d'organismes agréés, des contrats de vérification des équipements, installations électriques, extincteurs, RIA et chauffage, et se conformera aux prescriptions de ces organismes. Le Preneur devra faire effectuer tous les contrôles de sécurité périodiques concernant toutes ces installations et en justifier au Bailleur Il devra justifier, à première demande du Bailleur, de la souscription de tous les contrats nécessaires ou utiles à la gestion technique de l'Immeuble auprès d'entreprises qualifiées, du respect des conditions de garantie des divers constructeurs ou installateurs et de la réalisation de ces contrôles. En cas de carence constatée, le bailleur pourra, après mise en demeure par LRAR restée infructueuse plus de 15 jours, désigner un organisme de contrôle agréé et faire procéder à ces contrôles aux frais du Preneur.

Le Preneur souscrira en outre un abonnement Prévention et Conseil Incendie AP auprès d'un organisme agréé par l'Assemblée Plénière des Sociétés d'Assurances Dommages (APSAD), et s'engage à respecter les mesures préconisées par l'organisme pour le maintien de la conformité aux normes de sécurité incendie des installations livrées par le Bailleur qui reste tenu de cette conformité à la date de livraison. De même, il s'engage à respecter (i) les règles APSAD régissant les modalités de stockage et de l'exploitation de locaux munis de sprinkleurs, et (ii) les règles de l'APSAD régissant les installations de Robinets Incendie Armés ou d'Extincteurs Portatifs.

Page 27 sur 46

En outre, dans le cas où le Preneur souhaite des modalités de stockage ou stocker des marchandises particulières autres que celles admises par les règles de l'APSAD en matière de sprinkleurs, et si de ce fait il est nécessaire de modifier ou étendre l'installation de sprinkleurs pour en tenir compte, le Preneur s'engage à rembourser au Bailleur l'intégralité des coûts supportés par le Bailleur pour la modification ou l'extension du système.

(ii)	Stockage

Le Preneur s'interdit de stocker ou entreposer dans l'Immeuble, aucun gaz, matières combustibles ou toxiques et plus généralement aucun matériaux dangereux autres que les produits faisant l'objet de l'Autorisation d'Exploiter et dans les conditions prescrites par l'Autorisation d'Exploiter et de la réglementation applicable aux installations classées pour la protection de l'environnement.

(iii)	Charge des planchers

Le Preneur ne devra faire supporter aux planchers aucune surcharge et, en cas de doute, devra s'assurer du poids autorisé auprès de l'Architecte de l'Immeuble.

(e)	Esthétique – Enseignes – Antenne

Le Preneur pourra apposer toute enseigne, plaque et autre objet visible de l'extérieur de l'Immeuble, le Bailleur ne devant toutefois jamais être inquiété ou recherché à cet égard. En particulier, le Preneur fera son affaire personnelle de l'obtention de toutes les autorisations nécessaires auprès des services compétents en matière d'enseignes ou autres installations. Il devra en outre veiller à ce que les accroches soient compatibles avec les efforts et les contraintes pouvant résulter des conditions climatiques et faire valider le système préconisé par l’architecte ayant réalisé l’immeuble.

(f)	Parties communes

Le Preneur s'engage à respecter les clauses et conditions de tout règlement intérieur pouvant s'appliquer à l'Immeuble, notamment celles relatives à la jouissance et à l'utilisation des Parties Communes, de manière que le Bailleur ne soit jamais inquiété ni recherché par les autres occupants ou copropriétaires de l'Immeuble.

7.2	Protection de l'environnement

(a)
Le Bailleur est tenu de livrer au Preneur un Immeuble ne comportant aucune pollution de quelque nature qu’elle soit et déclare au regard de l'audit de recherche de pollution qui sera remis par le Bailleur au Preneur dans un délai maximal de trois mois à compter de la signature du présent bail, qu’il n’existe aucune pollution affectant ledit Immeuble. Le Bailleur restera responsable de toute pollution qui serait découverte postérieurement à la prise d’effet du bail et qui trouverait son origine antérieurement.

Le Preneur prendra toutes mesures nécessaires et respectera toutes mesures prescrites par la loi ou les règlements en vigueur afin de préserver l'Immeuble, à tout moment, de toute forme de pollution.

Page 28 sur 46

Si d'une façon ou d'une autre, à la suite des agissements ou l'abstention du Preneur, de ses préposés, représentants ou cocontractants, une pollution se révélait, le Preneur en serait tenu responsable. Il devrait alors exécuter tous les travaux nécessaires afin de supprimer la source de pollution et d'en éliminer toutes les conséquences, sur ou dans la propriété du Bailleur, ainsi que dans ou sur les propriétés voisines et laissera le Bailleur indemne.

(b)
A cette fin, il s'engage à informer le Bailleur dès la découverte d'une pollution qui lui serait imputable et à désigner, à ses frais, un expert reconnu et agréé, au préalable, par le Bailleur, dont la mission sera d'étudier la nature et l'étendue de la pollution et les moyens à mettre en œuvre afin d'en supprimer la source et d'en éliminer toutes les conséquences. Une copie du rapport sera communiquée, sans délai, par le Preneur au Bailleur. En outre, dans l'hypothèse où le Bailleur aurait encouru des frais d'étude et de contrôle liés, soit à l'établissement des travaux à réaliser pour y remédier, soit encore pour contrôler les travaux réalisés par le Preneur, ce dernier s'engage à rembourser au Bailleur l'intégralité de ces frais.

(c)
Si, à la suite de la découverte d'une pollution, des négociations devaient être engagées avec les autorités compétentes ou des tiers, le Preneur sera en charge de mener ces négociations. Il devra toutefois tenir le Bailleur parfaitement et intégralement informé du déroulement des négociations et, à la demande du Bailleur, associer le Bailleur à ces négociations.

Les travaux de suppression des sources de pollution qui lui serait imputable et d'élimination de ses conséquences seront réalisés par le Preneur, à ses frais exclusifs et sous le contrôle de l'expert désigné dans les conditions prévues à l'article 7.2(b), ci-dessus. Le Preneur et l'expert devront régulièrement tenir le Bailleur informé de l'évolution des travaux.

(d)
A la fin des travaux du Preneur, l'expert aura pour mission de constater la suppression des sources de pollution et l'élimination de toutes ses conséquences, de prescrire des travaux complémentaires, le cas échéant et d'en surveiller la réalisation.

(e)	En fin de Bail, préalablement à son départ :

(i)
le Preneur confirmera au Bailleur, par écrit, qu'aucune pollution ne s'est produite ou, dans le cas contraire, que toutes les sources et conséquences d'une pollution ont été éliminées. Le Bailleur pourra faire vérifier les déclarations du Preneur par tout expert reconnu de son choix. Si l'expert du Bailleur concluait à l'existence d'une pollution, sous quelque forme que ce soit, le Preneur s'oblige à faire tous travaux nécessaires, afin d'en supprimer les sources et d'en éliminer toutes les conséquences, dans les conditions stipulées au présent article 7.2, sous la surveillance et le contrôle de l'expert désigné par le Bailleur. L'ensemble des coûts des travaux et d'expertise seront à la charge du Preneur;

(ii)
sans préjudice des dispositions du paragraphe (i) ci-dessus, le Preneur adressera au Bailleur une copie de tous les documents liés à la cessation d'activité adressés ou reçus des autorités compétentes en matière d'installations classées pour la protection de l'environnement, confirmant qu'aucune pollution ne s'est produite sur le site ou, dans le cas contraire, que toutes les mesures de remise en état prescrites par l'autorité préfectorale ont été effectuées (notamment, dossier de déclaration de cessation d'activité, récépissé de notification, plan à jour des terrains d'emprise, mémoire et procès-verbal de récolement effectué par les autorités compétentes, rapport de dépollution, phase 1-phase 2).

Page 29 sur 46

7.3	Entretien - Réparations - Travaux

(a)	Entretien - Réparations - Travaux relatifs aux Locaux

(i)	Etat des Locaux lors de l'entrée en jouissance

Le Preneur acceptera les Locaux dans l'état où ils se trouveront lors de la Date de Livraison, ainsi qu'il a été précisé à l'article 2.3 de ce Contrat.

(ii)	Modifications - Travaux

Le Preneur ne pourra apporter dans les Locaux aucune modification ni effectuer aucun travaux, démolition, construction, percement de murs, de voûtes, de poutres ou de planchers, cloisonnement et agencement intérieur sans l'autorisation expresse et écrite du Bailleur et le cas échéant selon les conditions définies par celui-ci. A cet effet, le Preneur devra remettre au Bailleur un dossier comprenant les plans et un descriptif détaillé du projet que le Preneur envisage de réaliser. Le Bailleur rendra sa décision dans un délai d'un (1) mois à compter de la réception des plans et descriptifs.

A titre exceptionnel, les travaux de cloisonnement et d'agencement intérieur du Preneur devront seulement faire l'objet d'une information préalable et écrite du Bailleur.

Les travaux touchant au gros-œuvre devront être exécutés sous la surveillance de l'Architecte de l'Immeuble, et les honoraires de ce dernier seront à la charge du Preneur.

Le Preneur devra pendant toute la durée du Bail effectuer les travaux nécessaires pour que les Locaux soient constamment conformes avec toute Réglementation Applicable, actuelle ou future, notamment en matière d'hygiène, sécurité et environnement.

(iii)	Entretien - Réparations

Le Preneur devra, pendant toute la durée du Bail, maintenir les Locaux en bon état d'entretien et effectuer sous sa responsabilité et à ses frais toutes les réparations de quelque nature que ce soit dans les Locaux, de telle sorte qu'à son départ, les Locaux soient rendus en bon  état d'entretien et de réparation. Etant précisé que les travaux résultants de l'usure et de la vétusté sont à la charge du Preneur. Le Bailleur ne sera tenu à aucune obligation à ce titre.

Le Preneur devra maintenir en bon état d'entretien et de réparation, de fonctionnement, de sécurité et de propreté, sous son entière responsabilité et à ses frais les Locaux, toutes les installations, équipements, aménagements, accessoires, vitres se trouvant des les Locaux.

Le Preneur s'engage à se conformer à toute évolution de la réglementation applicable à son activité et à respecter scrupuleusement et à mettre en œuvre à ses frais exclusifs toutes les prescriptions de mise en conformité ou autres qui seraient imposées par toute autorité administrative au titre de la réglementation sur les installations classées (DRIRE, SDIS, …) à compter de la prise d’effet du bail, et jusqu'à l'expiration du Bail et de ses renouvellements successifs, quelle que soit la forme par laquelle ces prescriptions auront été imposées et à réaliser à ses frais tous les travaux nécessaires, à l’exception des travaux de nature immobilière, le Bailleur restant tenu de la conformité des Locaux à la règlementation applicable sur la base des autorisations d’origine.

Page 30 sur 46

Il devra effectuer à ses frais la réfection des peintures à l'intérieur des Locaux aussi souvent que nécessaire, ainsi qu'à la date d'expiration du Bail à son terme initial ou en cas de résiliation anticipée.

Le Preneur devra entretenir les revêtements de sols en bon état et notamment remédier à tous défauts.

(iv)	Défaillance du Preneur

Le Preneur accepte qu'à défaut d'avoir effectué lui-même tous les travaux d'entretien, de réparation et de remplacement mis à sa charge en vertu des paragraphes (ii) et (iii) qui précèdent, le Bailleur les fasse exécuter en ses lieu et place dans un délai de trente (30) jours à compter d'une mise en demeure notifiée au Preneur restée infructueuse. Les coûts et frais desdits travaux seront considérés comme des Charges et Accessoires et seront remboursés par le Preneur au Bailleur dans les conditions prévues à l'article 6.4 de ce Contrat.

(v)	Sort des améliorations et travaux

Tous les travaux, embellissements, modifications, améliorations, installations et constructions quelconques y compris, le cas échéant ceux qui pourraient être imposés par des dispositions législatives ou réglementaires effectués dans les Locaux par le Preneur à ses frais, deviendront de plein droit et sans formalité la propriété du Bailleur à la fin du présent Contrat ou en cas de départ du Preneur avant la fin de l'occupation des Locaux, sans indemnité. Les Locaux devront être remis en bon état d'entretien et de réparation. Le Bailleur se réserve toutefois le droit d'exiger que les Locaux soient remis dans l'état primitif aux frais du Preneur.

(b)	Entretien - Réparations - Travaux relatifs à l'Immeuble et aux Parties Communes

(i)
Le Bailleur sera en charge de l'entretien courant, de la réalisation des travaux d'entretien, de réparation, d'améliorations, de remplacement et d'une manière générale de tous travaux nécessaires relatifs à l'Immeuble et aux Parties Communes. Le Bailleur délèguera à un gestionnaire de l'Immeuble la réalisation de l'entretien et des travaux, sous réserve des dispositions de l’article 7.6 ci-dessous.

Le Preneur souffrira sans indemnité ni diminution de Loyer, par dérogation aux articles 1723 et 1724 du Code civil, toutes réparations, tous travaux, toutes modifications, toutes surélévations ou même constructions nouvelles exécutés par le Bailleur ou par toute autre personne dûment autorisée par le Bailleur, dans les Locaux, l'Immeuble ou les immeubles adjacents, les Parties Communes, quelle qu'en soit la durée, même si elle excède quarante (40) jours, ainsi que les travaux prescrits par les autorités administratives, et ce sans préjudice de l'article 7.3(a) du présent Bail.

Le Bailleur aura le droit (avec un préavis raisonnable et à une époque convenue avec le Preneur) d'entretenir, utiliser, réparer et remplacer les gaines, conduits, câbles et fils qui desservent l'Immeuble et qui traversent les Locaux.

Page 31 sur 46

Le Preneur supportera à ses frais toutes modifications d'arrivée et de branchement, tous remplacements de compteurs et d'installations intérieurs pouvant être exigées par les compagnies ou les sociétés distributrices des eaux, du gaz, de l'électricité, du chauffage ou du téléphone.

(ii)
Le Preneur devra déposer à ses frais et sans délai tous les coffrages, décorations et installations se trouvant dans les Locaux, soit pour la recherche et la réparation de fuite de toutes natures, soit en général pour l'exécution de tous travaux. Il devra déposer à ses frais et sans délai, lors de l'exécution du ravalement, tous agencements, enseignes et autres installations sur la façade de l'Immeuble, dont l'enlèvement sera utile à l'exécution des travaux.

Le Preneur devra notifier immédiatement le Bailleur de tout sinistre pouvant mettre en cause la responsabilité de ce dernier et de toute réparation dont il assume la maîtrise, qui deviendrait nécessaire au cours du Bail, sous peine d'être tenu personnellement de rembourser au Bailleur le montant du préjudice direct ou indirect qui résulterait du sinistre et/ou du retard apporté à la déclaration à effectuer auprès de la compagnie d'assurance. Il est convenu expressément que lorsque des travaux seront rendus nécessaires en raison de vices de construction apparus dans les dix (10) années suivant la date de réception des travaux soumis à garantie décennale et que le coût des réparations de ces vices seront couverts par les polices d'assurance construction, dans ce cas, le Bailleur mettra en œuvre lesdites polices d'assurance construction.

Si le Preneur omet d'informer immédiatement le Bailleur de la survenance de dommages, pour permettre à ce dernier de mettre en œuvre et notifier dans les délais stipulés dans les polices d'assurance construction souscrites, et si en raison de cette omission, le dommage ne peut plus être réparé au titre desdites assurances, le Preneur devra à ses frais, réaliser les travaux nécessaires pour réparer les dommages en question. Il en sera de même si le Preneur a par sa faute empêché la mise en œuvre desdites assurances.

7.4	Remboursement des Charges et Accessoires

Le Bailleur entend percevoir un Loyer net de tous impôts, taxes, contributions, charges et dépenses quelconques. En conséquence, le Preneur supportera les charges concernant les Locaux et sa Quote-part dans les Charges Communes dans les conditions décrites ci-dessous.

(a)	Locaux

Lorsqu'une charge, prestation ou impôt concerne uniquement les Locaux, elle sera supportée exclusivement par le Preneur.

A ce titre, la charge financière de l'entretien, des réparations et de tous travaux mentionnés ci-dessus aux articles 7.3(a) et 7.3(b) incombera au Preneur, à l’exception des travaux et réparations prévus par l'article 606 du Code Civil.

(b)	Charges Communes

Le Preneur remboursera au Bailleur en sus du Loyer et conformément à l'article 6.4(b) sa Quote-part des Charges Communes, majorées de la T.V.A.

Les parties communes sont définies comme les parties de l’Immeuble n’étant pas destiné à l’usage exclusif du Preneur.

Page 32 sur 46

Elles comprennent :

1°) Les charges liées au bâtiment dans le cas où le Preneur ne serait pas le locataire unique de l’ensemble du bâtiment et notamment : les installations et locaux liés à la chaufferie et au sprinklage, le local gardien, les toitures, les Voieries, les emplacements de stationnement, les réseaux de fluides et de toutes natures desservant le bâtiment, les espaces verts  et plus généralement tous les équipements ou espaces et volumes contribuant au service du bâtiment, ou à sa  sécurité la dite liste étant seulement énonciative et non limitative

Le Preneur devra supporter lesdites charges  au prorata des superficies louées par rapport à la superficie totale du bâtiment.

2°) Les charges liées à l’Immeuble, à savoir, notamment celles concernant les espaces verts et la voierie commune aux bâtiments, le cas échéant les charges d’ASL.

Elles comprennent également les frais d’entretien des équipements de la zone du Bosc Hétrel (bassins d’infiltration, bassin de rétention, traitement des eaux usées, vanne martelière, réseau incendie), ainsi que les frais d’analyse des rejets qui lui seront facturées par la commune ou le concessionnaire

Ces charges seront supportées par le Preneur au prorata des superficies des bâtiments installés sur l’assiette foncière figurant au plan masse ci-après annexé (Annexe 8). A titre indicatif, le budget annuel à répartir était de [———-]34 € en 2009.

Dans le cas où le remboursement de certaines charges, impôts et prestations viendrait à être interdit par une disposition légale, le Preneur accepte d'ores et déjà que le Loyer principal soit augmenté d'une somme égale à celle remboursée la dernière année de l'exécution de la clause devenue illicite.

7.5	Impôts et taxes

Le Preneur remboursera au Bailleur, sa quote-part, Parties Communes incluses, de tous impôts et taxes dont le Bailleur est redevable et en particulier les taxes municipales (enlèvement des ordures ménagères, taxe de balayage, redevance d'assainissement), l'impôt foncier, la taxe annuelle sur les locaux à usage de bureaux, de stockage, et de commerce, ou d’établissement polluant  sans que la dite liste soit limitative ainsi que tous droit ou taxes qui pourraient ultérieurement les compléter ou les remplacer, de telle sorte que le Bailleur ne soit jamais inquiété.

D'une manière générale, il remboursera au Bailleur sa quote-part de tout nouvel impôt, taxe ou redevance, communal, régional, national ou européen, qui pourraient être créé et portant sur les Locaux et/ou l'Immeuble.

7.6	Dérogation au remboursement de charges

Le Preneur réalisant ses aménagements durant la période des trois mois précédent le 1er juin, sans pour autant stocker de marchandises, il est convenu entre les parties que les Charges ne seront exigibles qu’à compter du 1er juin 2011.

1°) les honoraires de gestion du bâtiment qui ne seront imputables au titre des charges locatives qu’à concurrence d’un plafond de [———-]35 € l’an pour autant que le Preneur loue la Totalité du Bâtiment qu’il lui soit transféré l’autorisation d’exploiter et qu’il assure directement l’entretien du Bâtiment, des espaces verts et des équipements.

34 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.34.

35 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.35.

Page 33 sur 46

2°) les primes d’assurance du Bailleur visées à l’article 7.8 a pour lesquelles il sera demandé tant par le Preneur que par le Bailleur une cotation auprès de différentes compagnies solvables ayant leur siège en France sur la base d’une police identique conférant les mêmes garanties. La facturation interviendra sur la base de la compagnie la moins disante.

Le Bailleur se réserve toutefois le choix de la compagnie mais ne pourra demander le remboursement par le Preneur que du montant de la prime la moins élevée.

7.7	Visites des Locaux

(a)
Le Preneur devra laisser pénétrer en tout temps dans les Locaux, le Bailleur, ses mandataires, architectes, entrepreneurs, ouvriers, pour (i) visiter et s'assurer de l'état des Locaux et de l'Immeuble, sous réserve du respect d’une délai de prévenance de 48 heures sauf urgence (ii) pour réparer et entretenir l'Immeuble et les Locaux en cas de défaillance du Preneur si celui-ci ne remplissait pas les obligations prévues à l'article 7.3 de ce Contrat.

Dès qu'un congé aura été signifié par l'une ou l'autre des parties, ou en cas de mise en vente des Locaux ou de l'Immeuble, le Preneur devra laisser visiter les Locaux à toutes les personnes accompagnées par un représentant du Bailleur, chaque jour ouvrable de dix (10) heures à dix-sept (17) heures. De plus, le Bailleur aura le droit, d'apposer un panneau figurant la mise en location ou en vente de tout ou partie du bâtiment.

7.8	Assurances

(a)	Assurances du Bailleur

Le Bailleur assurera auprès de compagnies d'assurances notoirement solvables :

(i)
L'Immeuble y compris tous immeubles par destination ou accession et tous agencements, équipements et installations communs, notamment les sprinklers contre tous risques généralement assurés par un propriétaire et notamment :

-	incendie et foudre,

-	toutes explosions,

-	dommages électriques,

-	chute d'aéronefs et objets aériens,

-	choc de véhicules appartenant à un tiers,

-	ouragans, cyclones, tornades, tempêtes,

-	fumée,

-	grèves, émeutes et mouvements populaires,

-	vandalisme et actes de malveillance,

-	dégâts des eaux,

-	bris de glaces pour les parties communes,

-	attentats.

Page 34 sur 46

L'assurance s'étend aux garanties annexes dont notamment la perte de loyers d'une durée minimale de deux (2 ans) et les honoraires d'experts ainsi que tous autres événements non dénommés ci-dessus qui semblent bon au Bailleur.

Dans le cas où le bâtiment serait détruit et si le bâtiment peut être reconstruit, la police devra couvrir les coûts de reconstruction du bâtiment et les pertes liées à cette situation tels que pertes de loyers. Dans le cas où le bâtiment ne pourrait pas être reconstruit, la police devra garantir le remboursement de la valeur la plus élevée, soit de la valeur de marché de l'Immeuble hors valeur du terrain telle qu'elle aurait été à la date précédant le jour du sinistre soit du prix d'acquisition de l'Immeuble par le Bailleur hors valeur du terrain ainsi que toutes les pertes liées par cette situation.

(ii)
Sa responsabilité civile en raison de dommages corporels et/ou matériels et/ou immatériels consécutifs causés à des tiers du fait de l'Immeuble et installations communes, ainsi que des activités du personnel chargé de l'entretien et de la surveillance de ces installations.

Le Bailleur se réserve le droit de couvrir tous autres risques. Toutes les assurances seront assujetties aux termes et conditions, limites et exclusions des polices établies par le Bailleur.

Le Preneur remboursera au Bailleur (i) les primes d'assurance que le Bailleur devra payer au titre de toutes les polices d'assurance souscrites par lui pour l'Immeuble, contre l'incendie et tous autres sinistres et risques généralement assurés (ii) de toute surprime supportée par le Bailleur du fait du Preneur ou de l'activité exercée par ce dernier, sous réserve des dispositions de l’article 7.6.

Le règlement des primes d'assurance se fera dans les conditions prévues à l'article 6.4 de ce Contrat, celles-ci étant considérées comme des Charges et Accessoires.

En outre le Bailleur s'oblige à :

-
renoncer et à faire renoncer par son ou ses assureurs à tout recours contre le Preneur et son ou ses assureurs en cas de dommages causés à l'Immeuble tels que définis à l'article 7.10 notamment par les événements susvisés, ainsi que toutes pertes et en particulier les pertes locatives en résultant ;

-
renoncer et à faire renoncer par son ou ses assureurs à tout recours contre les autres locataires ou occupants de l'Immeuble et leurs assureurs respectifs, cette renonciation étant expressément accordée sous réserve que ces autres locataires et/ou occupants et leurs assureurs respectifs aient accordé pareille renonciation à recours à l'égard du Bailleur et ses assureurs.

(b)	Assurances du Preneur

Le Preneur s'oblige à assurer pendant toute la durée du Bail auprès d'une compagnie d'assurance notoirement solvable ayant son siège ou l'une de ses agences en France :

(i)	sa responsabilité civile, les recours des tiers et des voisins et les troubles qui pourraient lui être apportés par les tiers à sa jouissance par voie de fait ou autrement ;

Page 35 sur 46

(ii)
tous les aménagements, installations qu'il aura pu apporter à l'Immeuble et tous les objets, matériels ou marchandises garnissant l'Immeuble contre les risques d'incendie, d'explosion, dégâts des eaux, grèves, émeutes, vols, attentats et bris de glaces ;

(iii)
sa responsabilité civile pour tout dommage corporel ou matériel provoqué directement ou indirectement soit du fait de la réalisation de travaux dans l'Immeuble soit du fait de son activité ou de l'usage des aménagements et installations dans l'Immeuble, soit du fait de ses préposés.

(iv)	Les pertes d’exploitation subies du fait des sinistres garantis dans la limite minimale de 12 mois.

Par ailleurs, le Preneur souscrira un abonnement Prévention et Conseil Incendie AP auprès d'un organisme agréé par l'Assemblée Plénière des Sociétés d'Assurances Dommages (APSAD), et s'engage à respecter les mesures préconisées par l'organisme. De même, il s'engage à respecter (i) les règles APSAD régissant les modalités de stockage et de l'exploitation de locaux munis de sprinklers, et (ii) les règles de l'APSAD régissant les installations de Robinets Incendie Armés ou d'Extincteurs Portatifs, de façon notamment à ce que le Bailleur ne subisse aucune surprime au titre de ses polices propres d'assurances, notamment celle prévue à l'article 7.8(a)(i). Faute de respecter les obligations lui incombant au titre du présent article, le Preneur s'engage d'ores et déjà à prendre en charge l'intégralité des surprimes qui sont réclamées au Bailleur par ses assureurs, en raison de ce non-respect. Si le non-respect des règles est constaté lors d'un sinistre, et si de ce fait les assureurs du Bailleur appliquent une règle proportionnelle lors du règlement du sinistre, le Preneur remboursera au Bailleur toutes sommes qui ne lui sont pas versées par ses assureurs en raison de cette règle proportionnelle.

En outre, dans le cas où le Preneur souhaite des modalités de stockage ou stocker des marchandises particulières autres que celles admises par les règles de l'APSAD en matière de sprinkleurs, et si de ce fait il est nécessaire de modifier ou étendre l'installation de sprinkleurs pour en tenir compte, le Preneur s'engage à rembourser au Bailleur l'intégralité des coûts supportés par le Bailleur pour la modification ou l'extension du système.

En outre, le Preneur s'oblige à :

-	ne pas contrevenir de façon quelconque à l'une ou l'autre des clauses de sa ou ses polices d'assurance pouvant entraîner la résiliation de celle-ci ou celles-ci ;

-
renoncer et à faire renoncer par son ou ses assureurs à tout recours contre le Bailleur et son ou ses assureurs en cas de dommages causés à ses biens tels que définis ci-dessus, notamment par les événements susvisés, ainsi que toutes pertes et en particulier les pertes d'exploitation en résultant ;

-
renoncer et à faire renoncer par son ou ses assureurs à tout recours contre les autres locataires ou occupants de l'Immeuble et leurs assureurs respectifs, cette renonciation étant expressément accordée sous réserve que ces autres locataires et/ou occupants et leurs assureurs respectifs aient accordé pareille renonciation à recours à l'égard du Preneur et ses assureurs ;

-	acquitter régulièrement à leur échéance, les primes afférentes à sa ou ses polices d'assurance ;

-	justifier à première demande du Bailleur de l'exécution des articles qui précèdent, par la production de la ou des polices d'assurance et des quittances des primes y afférentes ;

Page 36 sur 46

-
notifier la survenance de tout sinistre immédiatement au Bailleur, sous peine de demeurer personnellement responsable des dégâts dont le montant n'aurait pu, par suite de l'omission ou du retard de cette notification, être utilement réclamé à la compagnie d'assurance du Bailleur.

Mention devra être faite dans la ou les polices d'assurance du Preneur que la résiliation de celle-ci ou celles-ci ne pourra avoir effet que quinze (15) Jours après notification faite au Bailleur par l'assureur.

Le Preneur déléguera au Bailleur le bénéfice de sa ou ses polices d'assurance à première demande de sa part, pour lui permettre d'exercer le privilège du bailleur sur les indemnités qui devraient être versées en cas de sinistre.

7.9	Responsabilité et recours

Le Preneur renonce expressément à tous recours et actions quelconques contre le Bailleur et notamment dans les cas suivants, sans que cette énumération soit limitative :

-
soit du fait de la destruction totale ou partielle de son mobilier ou de ses marchandises, soit du fait de la privation de jouissance, même en cas de perte totale ou partielle de son fonds de commerce, y compris les éléments incorporels attachés audit fonds ;

-
en cas de vols, détournements, attentats, de tous autres actes délictueux ou toutes autres voies de fait dont le Preneur pourrait être victime dans l'Immeuble, le Preneur devant faire son affaire personnelle d'assurer comme il le jugera convenable la garde et la surveillance de l'Immeuble et de ses biens ;

-	pour tout accident ou tout dégât qui pourrait survenir dans l'Immeuble, notamment par suite de rupture de canalisation, de gaz, d'eau, d'électricité ou d'un équipement quelconque ;

-
pour toute irrégularité, accident ou interruption dans le service des eaux, du gaz, de l'électricité, du chauffage, ascenseurs, air conditionné, téléphone, égouts ou de tout autre service analogue, le Bailleur n'étant pas tenu au surplus de prévenir le Preneur desdites interruptions; et en cas d'absence ou d'insuffisance d'entretien et de réparations sur l'Immeuble le Preneur ne pourra exiger aucune indemnité ni diminution de loyer pour toute interruption ou irrégularité dans ces services ;

-	en cas de vice ou de défaut de l'Immeuble, le Preneur renonçant à se prévaloir des dispositions des articles 1719 (à l'exception de l'article 1719-1°), 1720 et 1721 du Code civil ;

-
pour toute action fondée sur l'article 1719-3° du Code civil, en ce qui concerne les troubles de jouissance qui pourraient être causés directement ou indirectement par des tiers, par voie de fait ou autrement.

7.10	Destruction des Locaux

(a)
Si les Locaux viennent à être détruits en totalité par vétusté, inondation, grève, faits de guerre, guerre civile, émeute ou autre cause indépendante de la volonté du Bailleur, le Bail sera résilié de plein droit, sans indemnité. En cas d'expropriation pour cause d'utilité publique, il ne pourra être rien réclamé au Bailleur, tous les droits du Preneur étant réservés contre la partie expropriante.

(b)	Si les Locaux viennent à être détruits ou rendus inutilisables en partie par vétusté, inondation, grève, faits de guerre, guerre civile, émeute ou autre cause indépendante de la volonté du Bailleur :

Page 37 sur 46

Le Bailleur seul aura la faculté soit de résilier le Bail de plein droit sans indemnité, soit de ne pas résilier le Bail en consentant un abattement de Loyer pendant la perte de jouissance partielle.

Il est précisé que dans ce deuxième cas, et à condition que le Bailleur reconstruise l'Immeuble dans le délai de trois (3) ans maximum, le Bail continuera à porter sur l'intégralité des Locaux et que l'abattement de Loyer sera calculé en fonction de la surface utile détruite. Ce calcul sera effectué par un expert choisi d'un commun accord par les Parties.

A défaut d'accord, il sera procédé à la nomination d'un expert, à la requête du Bailleur, par Monsieur le Président du Tribunal de Grande Instance statuant en la forme des référés.

Les frais et honoraires de la procédure et de l'expert désigné à l'amiable ou judiciairement seront supportés à parts égales entre le Bailleur et le Preneur.

7.11	Cession - Sous-location – Location gérance - Nantissement

Il est interdit au Preneur de concéder la jouissance des Locaux à qui que ce soit et sous quelque forme que ce soit, même temporairement ou à titre gratuit et précaire. Le Preneur aura la faculté de sous traiter tout ou partie des prestations logistiques par tout logisticien de son choix et en cas de choix d’un prestataire logistique unique de lui transférer l’autorisation d’exploiter.

(a)	Cession

Le Preneur ne pourra céder son droit au Bail à qui que ce soit si ce n'est à son successeur dans son fonds de commerce. Dans ce cas, le Preneur devra adresser une notification au Bailleur, au moins deux (2) mois avant la date prévue pour la signature de l'acte de cession du fonds de commerce, pour l'appeler à concourir à l'acte de cession. accompagné du projet d’acte, des bilans et comptes d’exploitation des trois derniers exercices et des pièces justificatives de l’expérience et de la compétence du cessionnaire à l’exploitation d’un site constituant un ICPE.

En cas de cession du droit au Bail (même comprise dans la cession du fonds de commerce), le Preneur devra rester garant solidaire de son cessionnaire et de tous les cessionnaires successifs pour le paiement du Loyer, des Charges et Accessoires, et de l'exécution des articles et conditions du Bail.

Etant entendu que le terme "cession" comprend toute forme d'aliénation, apport, fusion, scission.

La cession deviendra effective seulement lorsque l'original de la Garantie Locative dûment régularisée sera remis au Bailleur.

Toute cession du droit au Bail pour être valable devra être constatée par acte notarié avec le concours du Bailleur dûment appelé comme il est dit ci-dessus. Une copie exécutoire de l'acte de cession devra être délivrée sans frais au Bailleur.

(b)	Sous-location - domiciliation

Le Preneur ne pourra sous-louer, domicilier, ni se substituer toute personne ou société, même à titre gratuit, dans les Locaux, sauf accord écrit et préalable du Bailleur. Il est rappelé que la prestation de logistique assurée dans l’Immeuble ne saurait être assimilée à une sous-location.

Page 38 sur 46

L'autorisation expresse de sous-location partielle qui pourrait être éventuellement accordée n'emportera pas, en tout état de cause, dérogation à l'indivisibilité du Bail conventionnellement stipulée à l'article 12.1 de ce Contrat au bénéfice exclusif du Bailleur.

Dans le cas où une sous-location ou une domiciliation serait néanmoins expressément autorisée par le Bailleur, le Preneur restera garant solidaire des obligations de son ou de ses sous-locataire(s) ainsi que de tout domicilié ; il s'engage à soumettre le texte du sous-bail et de toute domiciliation à l'accord préalable et écrit du Bailleur.

Les Locaux formant un tout indivisible dans la commune intention des Parties, la ou les sous-location(s) ne sera(ont) pas opposable(s) au Bailleur et devra(ont) comporter une renonciation expresse par le ou les sous-locataire(s) à toute action et à tout droit au renouvellement de la sous-location à l'encontre du Bailleur.

Au surplus, le Preneur s'oblige à payer à son ou ses sous-locataires toutes indemnités éventuelles, de quelque nature que ce soit, pouvant être dues par application des dispositions du Code de commerce ou du Décret sur les baux commerciaux, sans que le Bailleur puisse être inquiété.

Les travaux d'aménagement et de remise en état des Locaux, consécutifs à des sous-locations, sont à la charge exclusive du Preneur.

Le présent article devra être reproduit dans tous les contrats de sous-location et de domiciliation.

(c)	Location-gérance

Le Preneur ne pourra, sans l’accord exprès et par écrit du Bailleur, donner en location-gérance son fonds de commerce exploité dans les Locaux, sous peine d'inopposabilité au Bailleur de la location-gérance consentie au mépris du présent article et même de résolution du Bail, si bon semble au Bailleur.

Le Preneur devra exploiter personnellement les Locaux.

7.12	Informations et coopération à fournir par le Preneur

Dans les quinze (15) jours de la demande qui lui serait faite par le Bailleur, le Preneur devra adresser au Bailleur dès lors qu'ils auront été approuvés par l'assemblée générale des actionnaires du Preneur ses bilans, compte de résultat, annexes et rapport annuel certifiés conformes, relatifs à son dernier exercice social clos.

Le Preneur s’engage à accepter, dans les quinze (15) jours de la demande du Bailleur, une cession ou une délégation imparfaite par le Bailleur, à tout tiers/à toute banque des droits sur les sommes à recevoir au titre du Bail, dans la limite des sommes qu'il doit au Bailleur aux termes du Bail ainsi que dans la limite des sommes que le Bailleur doit au délégataire/cessionnaire.

En outre, en cas de vente de l'Immeuble ou de cession de la société du Bailleur, le Preneur devra, à la demande du Bailleur, délivrer à tout moment une attestation certifiant ce qui suit :

-	l'usage des Locaux est conforme au Bail et à ses Annexes ;

-	il est en règle avec l’intégralité des obligations mises à sa charge par le Bail et ses Annexes ;

Page 39 sur 46

-	le cas échéant, qu’il n’existe à la date de l’attestation, aucune action judiciaire en cours ou de désaccord avec le Bailleur susceptible de déclencher une prochaine action judiciaire.

-	Le Bailleur s’engage à informer le Preneur au plus tard dans les 15 jours de l’événement de la cession de l’Immeuble ou de toute cession de contrôle de la Société bailleresse.

8.	RESTITUTION DES LOCAUX EN FIN DE BAIL

A la fin du Bail pour quelque cause que ce soit et dès le départ du Preneur, il sera établi un état des lieux contradictoire soit par les Parties soit par acte d'huissier en présence des Parties et à leurs frais partagés.

Cet état des lieux comprendra notamment un relevé des réparations, travaux, remises en état, et travaux d'entretien mis à la charge du Preneur en vertu du Bail et non effectués par lui.

Le coût de réalisation desdites réparations et travaux sera chiffré soit par l'Architecte de l'Immeuble si les Parties sont d'accord, soit à défaut d'accord par un expert désigné par ordonnance rendue par Monsieur le Président du Tribunal de Grande Instance en la forme des référés à la requête du Bailleur.

Le coût chiffré par l'Architecte de l'Immeuble ou l'expert ainsi que les frais relatifs à l'établissement de l'état des lieux, les honoraires de l'expert ou de l'Architecte de l'Immeuble seront supportés par le Preneur et leur montant figurera dans l'arrêté des comptes de fin de Bail visé à l'article 6.4(b)(iii).

9.	CLAUSE RESOLUTOIRE

Le Bailleur aura la faculté, si bon lui semble, d'invoquer la résiliation de plein droit du Bail, sans qu'il soit besoin de faire ordonner cette résiliation en justice ni remplir aucune autre formalité dans l'une des hypothèses suivantes :

(a)
à défaut de paiement intégral à son échéance d'un seul terme de loyer, Charges et Accessoires, ou toutes autres sommes dues par le Preneur en vertu du Bail, un (1) mois après un simple commandement de payer resté sans effet ;

(b)
en cas d'inexécution par le Preneur de l'une des clauses, charges et conditions du Bail, un (1) mois après une simple sommation demeurée infructueuse d'avoir à exécuter la clause, charge ou condition en souffrance.

Si le Preneur refuse de quitter les lieux immédiatement, il sera expulsé sur simple ordonnance de référé, le tout nonobstant toutes offres, conciliations ou exécutions ultérieures.

Dans tous les cas, le coût du commandement ou de la sommation et, éventuellement, les frais d'avocat ou d'huissier, devront être remboursés par le Preneur au Bailleur.

En outre, dans le cas où le Bailleur exercerait des poursuites ou prendrait des mesures conservatoires à l'encontre du Preneur, il aura droit à une indemnité fixée forfaitairement à 10 % des sommes pour lesquelles la procédure serait engagée, ladite indemnité étant destinée à le couvrir des frais divers et honoraires exposés pour le recouvrement.

Dans tous les cas où le Bail serait résilié en exécution du présent article, le Preneur sera tenu au paiement du loyer et des Charges et Accessoires jusqu'à la date du départ du Preneur.

Page 40 sur 46

De plus, si, par des mesures dilatoires, le Preneur parvient à se maintenir provisoirement dans l'Immeuble, il sera tenu de verser au Bailleur une indemnité d'occupation égale au double du loyer normal (plus le montant des Charges et Accessoires) non révisable, exigible pour la période séparant la date du congé ou de la résiliation et celle du départ effectif de l'Immeuble du Preneur, sans que le Bailleur soit tenu de justifier d'un préjudice quelconque (tout mois commencé étant entièrement dû).

En outre, le montant du dépôt de garantie restera acquis au Bailleur à titre de clause pénale, sans préjudice du droit pour celui-ci de poursuivre par toutes voies de droit, le paiement des sommes dues par le Preneur, l'exécution des conditions de ce Contrat (notamment en ce qui concerne la restitution de l'Immeuble) et le paiement de tous dommages-intérêts.

10.	PLAN DE PREVENTION DES RISQUES TECHNOLOGIQUES OU NATURELS

10.1	Existence d'un plan de prévention des risques technologiques (P.P.R.T.) et d'un plan de prévention des risques naturels (P.P.R.N.)]

Conformément aux articles L. 125-5 et R. 125-23 à R. 125-27 du Code de l'environnement, les locataires de biens immobiliers situés dans une zone couverte par un P.P.R.T. ou par un P.P.R.N. prescrit ou approuvé, ou dans un P.P.R.N. dont certaines dispositions ont été immédiatement rendues opposables ou encore dans une zone de sismicité, sont informés par le bailleur de l'existence de ces risques.

Le Bailleur déclare, qu'à sa connaissance, l'Immeuble n'est pas à ce jour situé dans une zone couverte par un P.P.R.T ou un P.P.R.N. prescrit ou approuvé, ou par un P.P.R.N. dont certaines dispositions ont été immédiatement rendues opposables ou encore dans une zone de sismicité. La consultation des Fichiers fait cependant apparaître sur PRIM Net que le site de Criquebeuf-sur-Seine est situé dans une zone de risque de Transport de Marchandises dangereuses.

Une copie de cet état figure en Annexe 6.

Le Preneur déclare avoir parfaite connaissance de cet état, s'en satisfaire et en faire son affaire personnelle sans recours contre le Bailleur.

10.2	Existence d'un sinistre ayant donné lieu à une indemnité d'assurance "catastrophe naturelle" ou "catastrophe technologique"

Selon les articles L. 125-5-IV et R. 125-27 du Code de l'environnement pré-cités, lorsqu'un immeuble bâti a subi un sinistre ayant donné lieu au versement d'une indemnité en application de l'article L. 125-2 ou de l'article L. 128-2 du Code des assurances, le bailleur est tenu d'informer par écrit le locataire de tout sinistre survenu pendant la période où il a été propriétaire de l'immeuble ou dont il a été lui-même informé en application desdites dispositions.

Le Bailleur déclare, qu'à sa connaissance, l'Immeuble n'a subi aucun sinistre ayant donné lieu au versement d'une indemnité d'assurance garantissant les risques de catastrophes naturelles (art. L. 125-2 du Code des assurances) ou technologiques (art. L. 128-2 du Code des assurances).

11.	IMPUTATION DES RÈGLEMENTS

En cas de contentieux, l'imputation des paiements effectués par le Preneur sera faite par le Bailleur dans l'ordre suivant :

-	frais de recouvrement et de procédure,

Page 41 sur 46

-	dommages et intérêts,

-	intérêts,

-	dépôt de garantie et réajustement du dépôt de garantie,

-	créances de loyers ou indemnités d'occupation : concernant ce poste, l'imputation sera faite par priorité par le Bailleur sur les sommes n'ayant pas fait l'objet de contentieux,

-	provisions sur charges.

12.	MODIFICATIONS - TOLERANCE - INDIVISIBILITE

12.1	Les parties conviennent expressément que l'Immeuble forme un tout indivisible. Le Bail est déclaré indivisible au seul bénéfice du Bailleur.

En cas de cession et sous-location autorisées expressément par le Bailleur, le Preneur, les co-preneurs, cessionnaires, cessionnaires successifs et sous-locataires seront solidaires tant pour le paiement des loyers, Charges et Accessoires que pour l'exécution des clauses, charges et conditions du Bail.

12.2	Ce Contrat exprime l'intégralité de l'accord des Parties relativement au Bail et annule et remplace toute convention antérieure, écrite ou verbale s'y rapportant directement ou indirectement.

12.3	Toute modification du Bail ne pourra résulter que d'un avenant signé par les deux Parties.

Une telle modification ne pourra en aucun cas être déduite soit de la tolérance, soit de la passivité du Bailleur, celui-ci restant libre d'exiger à tout moment et sans préavis le respect et la complète application de toutes les clauses et conditions du Bail.

13.	ENREGISTREMENT

Les parties donnent tous pouvoirs au porteur d'un exemplaire de ce Contrat à l'effet de requérir auprès du Bureau compétent la formalité de l'Enregistrement.

14.	NOTIFICATION – ELECTION DE DOMICILE – DELAIS

14.1	Notification

Toute notification prévue aux termes de ce Contrat devra pour être valable, être faite au domicile ci-après élu soit par lettre recommandée avec demande d'avis de réception, soit par acte d'huissier.

La première présentation d'une lettre recommandée vaudra réception de celle-ci.

14.2	Election de domicile

Les Parties élisent domicile à l'effet des présentes, de leurs suites et conséquences respectivement à leurs adresses ci-dessus indiquées.

Pour être opposable, tout changement de domicile devra être notifié à l'autre Partie selon les formes prévues à l'article 14.1.

Page 42 sur 46

14.3	Délais

Tous les délais stipulés dans ce Contrat s'entendent, sauf stipulation contraire, de jours et de mois calendaires.

En cas de notification, ils ne comprennent pas le jour de la réception.

3ème PARTIE

Conditions particulières applicables aux baux ci-dessus (cf. fiche de calcul en Annexe 10)

Conditions particulières N°1

Désignation des lieux

Les cellules 1 à 4 représentant [———-]36 SHON d’entrepôt, locaux de charge, poste à eau et locaux techniques et 858,65m² SHON de locaux à usage de bureaux et locaux sociaux conformément aux plans ci-après annexés.

Durée

Une durée ferme et irrévocable de 9 années entières et consécutives à compter du 1er juin 2011

Loyer

Le montant du loyer est fixé à : [———-37 HT/ hors charges par an [———-]38.

Le Bailleur consent au Preneur une franchise de loyers pour une durée de trois mois à compter de la prise d’effet du bail.

Dépôt de garantie

Le montant du dépôt de garantie est fixé à : [———-]39 €HT.[ ———-]40

36 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.36.

37 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.37.

38 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.38.

39 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.39.

40 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.40.

Page 43 sur 46

Provision sur charges

A titre dérogatoire, pour la première année, les charges communes seront acquittées trimestriellement par le Preneur au Bailleur sur présentation des factures.

Conditions particulières N°2

Désignation des lieux

Une cellule n° 5 de [———]41 SHON d’entrepôt, locaux de charge, poste à eau conformément aux plans sur le plan ci annexé.

Durée

Une durée ferme et irrévocable de 6 années entières et consécutives à compter du 1er juin 2011.

Loyer

Le montant du loyer est fixé à : [———-]42 € HT/ hors charges par an [———-]43

Dépôt de garantie

Le montant du dépôt de garantie est fixé à : [———-]44 € HT. [———-]45

Provision sur charges

A titre dérogatoire, pour la première année, les charges communes seront acquittées trimestriellement par le Preneur au Bailleur sur présentation des factures.

Conditions particulières N°3

Désignation des lieux

Une extension de [———-]46 SHON ou [———-]47 SHON constituée par une ou deux cellules conformément aux  plans ci-après annexés.

41 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.41.

42 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.42.

43 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.43.

44 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.44.

45 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.45.

46 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.46.

47 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.47.

Page 44 sur 46

Durée

Une durée de 9 ans à compter de la Livraison, dont une période ferme de 4 années entières et consécutives, la faculté de résiliation prévue par l’article L 145-4 du Code de Commerce en fin de première période triennale sera reportée en fin de quatrième année selon les mêmes modalités.

Loyer

Le montant du loyer sera fixé sur la base de [———-]48 €/m² SHON majoré d’un complément de loyer de [———-]49 €/m² SHON hors TVA, pour les superficies de dallage correspondant à la normeT34 catégorie 1, actualisé de l’effet de la variation de l’indice du coût de la construction entre le jour de la prise d’effet du bail principal et le jour de la Livraison.

Dépôt de garantie

Le montant du dépôt de garantie sera fixé à [———-]50 mois du montant du loyer annuel HT fixé ci-dessus.

Provision sur charges

Le montant de la provision sur charges pour la première année est fixé au montant des charges de l’exercice précédent au prorata des surfaces.

ANNEXES

Annexe 1 – Plans

Annexe 2 – Descriptif

Annexe 3 – Dépôt complémentaire d’autorisation d’exploiter

Annexe 4 – Arrêté de permis de construire du 2 décembre 2008

Annexe 5 – Liste des parties communes

Annexe 6 – Etat des risques naturels et technologiques

Annexe 7 – Plan de mise à disposition

Annexe 8 – Plan masse

Annexe 9 – Etat travaux HQE

Annexe 10 – Fiche de calcul du loyer

48 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.48.

49 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.49.

50 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.144.50.

Page 45 sur 46

Fait et signé en deux (2) exemplaires originaux

à Paris

Le 12 mai 2010

Le BAILLEUR la société GEMFI représentée par M. Serge SAINT-GENES /s/ Serge SAINT-GENES	Le PRENEUR la société INTER PARFUMS représentée par M Philippe BENACIN /s/ Philippe BENACIN

Page 46 sur 46